UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-04254

Legg Mason Partners Income Trust

(Exact name of registrant as specified in charter)

55 Water Street, New York, NY 10041

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code:

Funds Investor Services 1-800-822-5544

or

Institutional Shareholder Services 1-888-425-6432

Date of fiscal year end: July 31

Date of reporting period: July 31, 2010

ITEM 1.	REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

July 31, 2010

Annual Repor t

Legg Mason

Western Asset

Municipal High Income Fund

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

II	Legg Mason Western Asset Municipal High Income Fund

Fund objective

The Fund seeks to maximize current income exempt from regular federal income tax* .

*	Certain investors may be subject to the federal alternative minimum tax (“AMT”), and state and local taxes will apply. Capital gains, if any, are fully taxable. Please consult your personal tax or legal adviser.

Fund name change

Prior to October 5, 2009, the Fund was known as Legg Mason Partners Municipal High Income Fund. There was no change in the Fund’s investment objective or investment policies as a result of the name change.

Letter from the chairman

Dear Shareholder,

We are pleased to provide the annual report of Legg Mason Western Asset Municipal High Income Fund for the twelve-month reporting period ended July 31, 2010. Please read on for a detailed look at prevailing economic and market conditions during the Fund’s reporting period and to learn how those conditions have affected Fund performance.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.leggmason.com/individualinvestors. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

August 27, 2010

Legg Mason Western Asset Municipal High Income Fund	III

Investment commentary

Economic review

While the overall U.S. economy continued to expand over the twelve months ended July 31, 2010, several economic data points weakened toward the end of the reporting period. This, in combination with sovereign debt woes in Europe, impacted investor sentiment and had significant implications for the financial markets.

Looking back, the U.S. Department of Commerce reported that U.S. gross domestic product (“GDP”)i contracted four consecutive quarters, beginning in the third quarter of 2008 through the second quarter of 2009. Economic conditions then began to improve in the third quarter of 2009, as GDP growth was 1.6%. A variety of factors helped the economy to regain its footing, including the government’s $787 billion stimulus program. Economic growth then accelerated during the fourth quarter of 2009, as GDP growth was 5.0%. A slower drawdown in business inventories and renewed consumer spending were contributing factors spurring the economy’s higher growth rate. While the economy continued to expand during the first half of 2010, it did so at a more modest pace, as GDP growth was 3.7% during the first quarter of 2010. The economy moderated further, with an estimated 1.6% for the second quarter.

Even before GDP growth turned positive, there were signs that the economy was on the mend. The manufacturing sector, as measured by the Institute for Supply Management’s PMIii, rose to 52.8 in August 2009, the first time it surpassed 50 since January 2008 (a reading below 50 indicates a contraction, whereas a reading above 50 indicates an expansion). While July 2010’s PMI reading of 55.5 was lower than June’s reading of 56.2, manufacturing has now expanded twelve consecutive months according to PMI data. During July, ten of the eighteen industries tracked by the Institute for Supply Management expanded.

After experiencing sharp job losses in 2009, the U.S. Department of Labor reported that over one million new positions were added during the first five months of 2010. Included in that number, however, were 700,000 temporary government jobs tied to the 2010 Census. In June and July, a total of 368,000 of these temporary positions were eliminated. This offset private sector growth and resulted in a net loss of 221,000 and 131,000 jobs in June and July, respectively. The unemployment rate was 9.5% in July and June, versus 9.7% and 9.9% in May and April, respectively.

There was mixed news in the housing market during the period. According to the National Association of Realtors, existing home sales increased 7.0% and 8.0% in March and April, respectively, after sales had fallen for the period from December 2009 through February 2010. The rebound was largely attributed to people rushing to take advantage of the government’s $8,000 tax credit for first-time home buyers that expired at the end of April. However, with the end of the tax credit, existing home sales then declined 2.2% and 7.1% in May and June, respectively. In July, sales plummeted 27.2% to 3.83 million — the lowest level reported in over a decade. In addition, the inventory of unsold homes increased to nearly four million in July. This represents a 12.5 month supply at the current sales level, versus an 8.9 month supply in June. Looking at home prices, the S&P/Case-Shiller Home Price Indexiii indicated that month-to-month U.S. home prices rose 1.0% in June. This marked the third straight monthly increase following six consecutive months of declining prices.

Financial market overview

During the majority of the reporting period, the financial markets were largely characterized by healthy investor risk appetite and solid results by lower-quality bonds. However, the market experienced a sharp sell-off beginning in late April and in May, during which risk aversion returned and investors flocked to the relative safety of U.S. Treasury securities. Demand for riskier assets then resumed during the last two months of the period.

Given certain pockets of weakness in the economy, the Federal Reserve Board (“Fed”)iv remained cautious throughout the reporting period. At its meeting in August 2010 (after the reporting period ended), the Fed said that “the pace of recovery in output and employment has slowed in recent months. . . . The Committee will maintain the target range for the federal funds ratev at 0 to 1/4 percent and continues to anticipate that economic conditions, including low rates of resource utilization, subdued inflation trends, and stable inflation expectations, are likely to warrant exceptionally low levels of the federal funds rate for an extended period.”

In addition to prior steps taken to reverse its accommodative monetary stance, the Fed indicated in August 2010 its willingness to take further actions to spur the economy. At its August 10th meeting, the Fed announced that it would begin to use the proceeds from expiring agency debt and agency mortgage-backed securities to purchase longer-

IV	Legg Mason Western Asset Municipal High Income Fund

Investment commentary (cont’d)

dated Treasury securities. This led to speculation that the Fed may again move to purchase large amounts of agency and Treasury securities in an attempt to avoid a double-dip recession and ward off deflation.

Fixed-income market review

Continuing the trend that began in the second quarter of 2009, nearly every spread sector (non-Treasury) outperformed equal-durationvi Treasuries during the first nine months of the reporting period. Over that time, investor confidence was high given encouraging economic data, continued low interest rates, benign inflation and rebounding corporate profits. However, robust investor appetite was replaced with heightened risk aversion toward the end of April and during the month of May. This was due to the escalating sovereign debt crisis in Europe, uncertainties regarding new financial reforms in the U.S. and some worse-than-expected economic data. Most spread sectors then produced positive absolute returns in June and July, as investor demand for these securities again increased.

Both short- and long-term Treasury yields fluctuated but, overall, moved lower during the twelve months ended July 31, 2010. When the period began, two- and ten-year Treasury yields were 1.13% and 3.52%, respectively. Two-year Treasury yields initially rose, reaching as high as 1.32% in early August 2009, whereas ten-year Treasuries peaked at 4.01% in April 2010. Subsequent to hitting their highs for the period, yields largely declined during the remainder of the reporting period. When the period ended on July 31, 2010, two- and ten-year Treasury yields were 0.55% and 2.94%, respectively — at or near their lows for the reporting period.

The municipal bond market outperformed its taxable bond counterpart over the twelve months ended July 31, 2010. Over that period, the Barclays Capital Municipal Bond Indexvii and the Barclays Capital U.S. Aggregate Indexviii returned 9.15% and 8.91%, respectively. Despite falling tax receipts and budgetary challenges, the municipal market generated solid results due to strong demand from investors seeking tax-free income. The decline in new issuance of tax-free bonds also fed the market’s demand.

As always, thank you for your confidence in our stewardship of your assets.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

August 31, 2010

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii

The Institute for Supply Management’s PMI is based on a survey of purchasing executives who buy the raw materials for manufacturing at more than 350 companies. It offers an early reading on the health of the manufacturing sector.

iii

The S&P/Case-Shiller Home Price Index measures the residential housing market, tracking changes in the value of the residential real estate market in twenty metropolitan regions across the United States.

iv

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

[v]

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

vi

Duration is the measure of the price sensitivity of a fixed-income security to an interest rate change of 100 basis points. Calculation is based on the weighted average of the present values for all cash flows.

vii	The Barclays Capital Municipal Bond Index is a market value weighted index of investment grade municipal bonds with maturities of one year or more.

viii

The Barclays Capital U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

Legg Mason Western Asset Municipal High Income Fund 2010 Annual Report	1

Fund overview

Q. What is the Fund’s investment strategy?

A. The Fund seeks to maximize current income exempt from regular federal income tax. We select securities primarily by identifying undervalued sectors and individual securities, while also selecting securities we believe will benefit from changes in market conditions. Under normal market conditions, the Fund will invest at least 80% of its assets in municipal securities that pay interest that is exempt from regular federal income tax. Under normal market conditions, the Fund will invest primarily in municipal securities rated at the time of purchase in the lowest investment grade category or in a below investment grade category or, if unrated, determined by us to be of comparable quality. However, the Fund is permitted to invest in securities rated in any investment category.

The Fund focuses on intermediate- and long-term municipal securities. The Fund will normally invest in securities that have remaining maturities ranging from one to more than thirty years at the time of purchase. In purchasing debt obligations for the Fund, we may take full advantage of the full range of maturities and durationsi, and may adjust the average maturity or duration of the investments held by the Fund from time to time, depending on our assessment of the relative yields of securities of different maturities and durations and our expectations of future changes in interest rates.

At Western Asset Management Company (“Western Asset”), the Fund’s subadviser, we utilize a fixed-income team approach, with decisions derived from interaction among various investment management sector specialists. The sector teams are comprised of Western Asset’s senior portfolio managers, research analysts and an in-house economist. Under this team approach, management of client fixed-income portfolios will reflect a consensus of interdisciplinary views within the Western Asset organization.

Q. What were the overall market conditions during the Fund’s reporting period?

A. During the twelve months ended July 31, 2010, the riskier segments of the fixed-income market produced strong results and outperformed U.S. Treasuries. This was due, in part, to improving economic conditions following the lengthy downturn from mid-2008 through mid-2009. Also supporting the spread sectors (non-U.S. Treasuries) was overall solid demand from investors seeking incremental yields given the low rates available from short-term fixed-income securities.

The spread sectors rallied during most of the reporting period, with a notable exception being in late April and May 2010. During that time, there was a “flight to quality,” triggered by concerns regarding the escalating sovereign debt crisis in Europe. In addition, investor sentiment was negatively impacted by uncertainties surrounding financial reform legislation in the U.S. and signs that economic growth was moderating. Collectively, this caused investors to flock to the relative safety of Treasury securities, driving their yields lower and prices higher.

However, robust investor risk appetite largely resumed during the last two months of the fiscal year. This turnaround occurred as the situation in Europe appeared to stabilize, the financial reform bill was signed into law and the Federal Reserve Board (“Fed”)ii continued to indicate that it would keep short-term rates low for “an extended period.”

The yields on two- and ten-year Treasuries began the fiscal year at 1.13% and 3.52%, respectively. Treasury yields fluctuated during the twelve-month reporting period given changing perceptions regarding the economy, interest rates, inflation and deflation. During the period, two-year Treasury yields moved as high as 1.32% and ended the period at 0.55%, its low during the fiscal year. In contrast, ten-year Treasuries rose as high as 4.01%, fell as low as 2.90% and ended the fiscal year at 2.94%.

Municipal bonds posted strong returns during the fiscal year. Although the fundamentals in the municipal market did not significantly change, tax-free bond prices rallied during much of the reporting period. This was due, in part, to improving technical factors, including less forced selling and better liquidity. Demand for tax-free bonds was also strong, as investors were drawn to their attractive yields. All told, the Barclays Capital Municipal Bond Indexiii returned 9.15% for the twelve months ended July 31, 2010. Over the same period, the overall taxable bond market, as measured by the Barclays Capital U.S. Aggregate Indexiv, returned 8.91%.

Q. How did we respond to these changing market conditions?

A. A general theme for the Fund throughout the fiscal year was its minimal exposures to State General Obligation bonds (“GOs”) and Local GOs. These securities are typically economically sensitive, in that the issuing municipality repays bondholders from

2	Legg Mason Western Asset Municipal High Income Fund 2010 Annual Report

Fund overview (cont’d)

tax revenues. We avoided GOs given declining tax revenues, ongoing budget challenges and the likelihood of further agency rating downgrades.

In contrast, we continued to emphasize essential service revenue bonds and, within this area, we made several tactical adjustments during the reporting period. We increased the Fund’s exposure to Transportation and Special Tax Obligation bonds, as we continued to find them to be attractively valued. Conversely, we allowed the Fund’s exposures to the Pre-refundedv and Education sectors to fall in order to pursue more attractive opportunities.

The Fund employed U.S. Treasury futures during the reporting period to manage duration. This strategy detracted from the Fund’s performance.

Performance review

For the twelve months ended July 31, 2010, Class A shares of Legg Mason Western Asset Municipal High Income Fund, excluding sales charges, returned 13.92%. The Fund’s unmanaged benchmark, the Barclays Capital Municipal Bond Index, returned 9.15% over the same time frame. The Lipper High Yield Municipal Debt Funds Category Average1 returned 18.61% for the same period.

Certain investors may be subject to the federal alternative minimum tax, and state and local taxes will apply. Capital gains, if any, are fully taxable. Please consult your personal tax or legal adviser.

Performance Snapshot as of July 31, 2010
(excluding sales charges) (unaudited)	6 months	12 months
Legg Mason Western Asset Municipal High Income Fund:
Class A	3.96%	13.92%
Class B	4.01%	13.60%
Class C	3.72%	13.30%
Class I	4.01%	13.99%
Barclays Capital Municipal Bond Index	4.06%	9.15%
Lipper High Yield Municipal Debt Funds Category Average[1]	5.21%	18.61%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value, investment returns and yields will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/individualinvestors.

All share class returns assume the reinvestment of all distributions, including returns of capital, if any, at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply or the deduction of taxes that a shareholder would pay on Fund distributions. If sales charges were reflected, the performance quoted would be lower. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

Performance figures reflect compensating balance arrangements, expense reimbursements and/or fee waivers, without which the performance would have been lower.

Performance reflects a payment received due to the settlement of a regulatory matter. Absent this payment, the return for the six months ended July 31, 2010 for Class B shares would have been 3.63%; the return for the twelve months ended July 31, 2010 for Class B shares would have been 13.19%.

The 30-Day SEC Yields for the period ended July 31, 2010 for Class A, B, C and I shares were 5.04%, 4.59%, 4.69% and 5.46%, respectively. Absent current compensating balance arrangements, expense reimbursements and/or fee waivers, the 30-Day SEC Yield for Class I shares would have been 5.42%. The 30-Day SEC Yield is the average annualized net investment income per share for the 30-day period indicated and is subject to change.

[1]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the period ended July 31, 2010, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 120 funds for the six-month period and among the 113 funds for the twelve-month period in the Fund’s Lipper category, and excluding sales charges.

Legg Mason Western Asset Municipal High Income Fund 2010 Annual Report	3

Total Annual Operating Expenses (unaudited)

As of the Fund’s most current prospectus dated November 30, 2009, the gross total operating expense ratios for Class A, Class B, Class C and Class I shares were 0.77%, 1.33%, 1.34% and 0.68%, respectively.

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

As a result of an expense limitation agreement, the ratio of expenses, other than interest, brokerage, taxes and extraordinary expenses, to average net assets will not exceed 0.65% for Class I shares. This expense limitation agreement cannot be terminated prior to December 31, 2011 without the Board of Trustees’ consent.

The manager is permitted to recapture amounts previously forgone or reimbursed to the class during the same fiscal year if the class’ total annual operating expenses have fallen to a level below the expense limitation in effect at the time the fees were earned or the expense incurred.

Q. What were the leading contributors to performance?

A. The largest contributors to the Fund’s relative performance during the reporting period were our overweights to Industrial Development Revenue and Pollution Control Revenue bonds. Within the sector, the Fund’s gas prepayvi securities significantly contributed to performance. These securities, which are backed by certain broker/dealers, had performed poorly during much of 2008 given the turmoil in the financial markets. However, as a number of broker/dealers changed their status to bank holding companies and government initiatives such as the Troubled Asset Relief Program (“TARP”) added confidence in the financial system, gas prepay securities rebounded sharply throughout the majority of the period.

Overweight positions to the strong-performing Health Care and Education sectors also significantly enhanced results. Demand for these securities was generally robust given their attractive yields. Toward the end of the period, we reduced the Fund’s Education exposure as we found what we believed to be more attractive values in the Transportation and Special Tax Obligation sectors.

Elsewhere, underweights to the underperforming State and Local GO sectors contributed to relative performance.

Q. What were the leading detractors from performance?

A. The largest detractor from relative performance for the period was the Fund’s duration positioning. When the fiscal year began, the Fund’s duration was longer than that of the benchmark. This duration strategy was initially positive for performance given declining municipal bond yields. We later adjusted the Fund’s duration through the use of U.S. Treasury futures and moved to a short position versus the benchmark. This change was made given our belief that the overall municipal market was nearing fair value, and we sought to reduce the Fund’s overall risk exposure. However, this strategy negatively impacted performance as municipal yields continued to move lower.

While we increased our Transportation exposure as the fiscal year progressed, overall, the Fund had an underweight versus the benchmark. This was a drag on results as Transportation bonds produced strong results as federal government subsidies continued to support the sector.

Finally, our lack of exposure to the low-quality Tobacco sector detracted from relative performance. For the majority of the period, spreads in the sector narrowed as investors were drawn to lower-quality/higher-risk securities. This trend reversed course toward the end of the period given concerns that declining tobacco consumption in the U.S. would negatively impact the sector. However, during the twelve-month period as a whole, Tobacco spreads narrowed and they outperformed the benchmark.

Thank you for your investment in Legg Mason Western Asset Municipal High Income Fund. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Western Asset Management Company

August 17, 2010

4	Legg Mason Western Asset Municipal High Income Fund 2010 Annual Report

Fund overview (cont’d)

RISKS: The Fund’s investments are subject to interest rate and credit risks. As interest rates rise, bond prices fall, reducing the value of the Fund’s share price. A significant portion of portfolio holdings may be invested in lower-quality securities, which present greater risk of loss of principal and interest than higher-rated securities. The Fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. Please see the Fund’s prospectus for more information on these and other risks.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision.

Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. Portfolio holdings are subject to change at any time and may not be representative of the portfolio managers’ current or future investments. The Fund’s portfolio composition is subject to change at any time.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

[i]

Duration is the measure of the price sensitivity of a fixed-income security to an interest rate change of 100 basis points. Calculation is based on the weighted average of the present values for all cash flows.

ii

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

iii	The Barclays Capital Municipal Bond Index is a market value weighted index of investment grade municipal bonds with maturities of one year or more.

iv

The Barclays Capital U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

[v]

A pre-refunded bond is a bond in which the original security has been replaced by an escrow, usually consisting of treasuries or agencies, which has been structured to pay principal and interest and any call premium, either to a call date (in the case of a pre-refunded bond), or to maturity (in the case of an escrowed to maturity bond).

vi

Gas prepay bonds are issued to enable a municipal utility to contract for a stated amount of natural gas supply over an extended period of time. The utility contracts with a natural gas supplier to purchase gas at a discount to the spot price of gas at the time of delivery. The bonds are issued to fund future purchases of the gas supplier. Bonds are repaid by the utility from gas sales to its customers, though the ratings are primarily driven by the credit strength of the financial firm that guarantees the performance of the gas supplier.

Legg Mason Western Asset Municipal High Income Fund 2010 Annual Report	5

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†	The bar graph above represents the composition of the Fund’s investments as of July 31, 2010 and July 31, 2009 and does not include derivatives. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.

6	Legg Mason Western Asset Municipal High Income Fund 2010 Annual Report

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (load) on purchase payments; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on February 1, 2010 and held for the six months ended July 31, 2010.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return [1]						Based on hypothetical total return [1]
	Actual Total Return Without Sales Charges[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]		Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]
Class A	3.96%	$1,000.00	$1,039.60	0.78%	$3.94	Class A	5.00%	$1,000.00	$1,020.93	0.78%	$3.91
Class B4	4.01	1,000.00	1,040.10	1.41	7.13	Class B	5.00	1,000.00	1,017.80	1.41	7.05
Class C	3.72	1,000.00	1,037.20	1.35	6.82	Class C	5.00	1,000.00	1,018.10	1.35	6.76
Class I	4.01	1,000.00	1,040.10	0.63	3.19	Class I	5.00	1,000.00	1,021.67	0.63	3.16

[1]	For the six months ended July 31, 2010.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charges (“CDSC”) with respect to Class B and C shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Expenses (net of compensating balance arrangements, fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (181), then divided by 365.

[4]	The total return reflects a payment received due to the settlement of a regulatory matter. Absent this payment, the total return would have been 3.63%.

Legg Mason Western Asset Municipal High Income Fund 2010 Annual Report	7

Fund performance (unaudited)

Average annual total returns
Without sales charges[1]	Class A	Class B‡	Class C	Class I
Twelve Months Ended 7/31/10	13.92%	13.60%	13.30%	13.99%
Five Years Ended 7/31/10	4.80	4.20	4.11	N/A
Ten Years Ended 7/31/10	4.71	4.29	4.08	N/A
Inception* through 7/31/10	5.00	6.24	4.76	2.71

With sales charges[2]	Class A	Class B‡	Class C	Class I
Twelve Months Ended 7/31/10	9.08%	9.10%	12.30%	13.99%
Five Years Ended 7/31/10	3.89	4.04	4.11	N/A
Ten Years Ended 7/31/10	4.26	4.29	4.08	N/A
Inception* through 7/31/10	4.74	6.24	4.76	2.71

Cumulative total returns
Without sales charges[1]
Class A (7/31/00 through 7/31/10)	58.48%
Class B (7/31/00 through 7/31/10)	52.18	‡
Class C (7/31/00 through 7/31/10)	49.22
Class I (Inception date of 3/20/07 through 7/31/10)	9.43

Historical performance

Value of $10,000 invested

Class A, B and C Shares of Legg Mason Western Asset Municipal High Income Fund vs. Barclays Capital Municipal Bond Index† — July 2000 - July 2010

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

[1]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable CDSC with respect to Class B and C shares.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value. In addition, Class A shares reflect the deduction of the maximum initial sales charge of 4.25%; Class B shares reflect the deduction of a 4.50% CDSC, which applies if shares are redeemed within one year from purchase payment. This CDSC declines by 0.50% the first year after purchase and thereafter by 1.00% per year until no CDSC is incurred. Class C shares reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within one year from purchase payment.

*	Inception dates for Class A, B, C and I shares are November 6, 1992, September 16, 1985, November 17, 1994 and March 20, 2007, respectively.

†	Hypothetical illustration of $10,000 invested in Class A, B and C shares of Legg Mason Western Asset Municipal High Income Fund on July 31, 2000, assuming the deduction of the maximum initial sales charge of 4.25% at the time of investment for Class A shares and the reinvestment of all distributions, including returns of capital, if any, at net asset value through July 31, 2010. The Barclays Capital Municipal Bond Index is a market value weighted index of investment grade municipal bonds with maturities of one year or more. The Index is unmanaged and is not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index. The performance of the Fund’s other class may be greater or less than the Class A, B and C shares’ performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other class.

‡	The total return reflects a payment received due to the settlement of a regulatory matter. Absent this payment, the total return would have been lower.

8	Legg Mason Western Asset Municipal High Income Fund 2010 Annual Report

Schedule of investments

July 31, 2010

Legg Mason Western Asset Municipal High Income Fund

Security	Rate	Maturity Date	Face Amount	Value
Municipal Bonds — 95.9%
Alaska — 0.2%
Alaska Industrial Development & Export Authority Revenue, Williams Lynxs Alaska Cargoport	8.125%	5/1/31	$2,300,000	$2,097,899	(a)
Arizona — 2.6%
Maricopa County, AZ, Pollution Control Corp., PCR, Southern California Edison Co.	5.000%	6/1/35	8,000,000	8,086,160
Pima County, AZ, IDA Educational Revenue, Noah Webster Basic	6.125%	12/15/34	1,000,000	961,430
Pima County, AZ, IDA Revenue, Tucson Electric Power Co.	5.750%	9/1/29	9,000,000	9,168,660
University Medical Center Corp., AZ, Hospital Revenue	6.000%	7/1/24	1,250,000	1,394,075
University Medical Center Corp., AZ, Hospital Revenue	6.500%	7/1/39	2,000,000	2,177,440
Total Arizona				21,787,765
Arkansas — 0.1%
Arkansas State Development Financing Authority, Industrial Facilities Revenue, Potlatch Corp. Projects	7.750%	8/1/25	1,000,000	1,024,440	(a)
California — 9.2%
Alhambra, CA, Revenue:
Atherton Baptist Homes	7.500%	1/1/30	1,640,000	1,723,328
Atherton Baptist Homes	7.625%	1/1/40	1,500,000	1,580,580
California EFA Revenue:
College and University Financing Program	5.000%	2/1/12	1,440,000	1,431,432
College and University Financing Program	5.000%	2/1/14	1,595,000	1,549,798
College and University Financing Program	5.000%	2/1/15	1,670,000	1,594,967
California Health Facilities Financing Authority Revenue, Stanford Hospital & Clinics	5.150%	11/15/40	4,000,000	4,037,840
California Statewide CDA Revenue:
East Campus Apartments LLC	5.625%	8/1/34	1,000,000	995,430
Lodi Memorial Hospital, California Mortgage Insurance	5.000%	12/1/37	14,000,000	13,071,380
Senior Living-Presbyterian Homes	4.750%	11/15/26	1,920,000	1,735,565
Senior Living-Presbyterian Homes	4.875%	11/15/36	6,000,000	5,233,680
Golden State Tobacco Securitization Corp., CA, Tobacco Settlement Revenue	7.875%	6/1/42	3,150,000	3,777,133	(b)(c)
M-S-R Energy Authority, CA, Gas Revenue	7.000%	11/1/34	8,000,000	9,217,280
M-S-R Energy Authority, CA, Gas Revenue	7.000%	11/1/34	22,000,000	25,347,520
Palomar, CA, Pomerado Health Care District, COP	6.750%	11/1/39	5,000,000	5,447,500
Redding, CA, RDA, Tax Allocation, Shastec Redevelopment Project	5.000%	9/1/36	1,250,000	1,113,288
Total California				77,856,721
Colorado — 5.0%
Colorado Educational & Cultural Facilities Authority Revenue:
Charter School Peak to Peak Project	7.500%	8/15/21	1,170,000	1,234,245	(b)
Charter School Refunding, Jefferson Project	6.000%	6/15/33	1,500,000	1,275,765
Cheyenne Mountain Charter	5.375%	6/15/38	2,585,000	2,646,600
Colorado Health Facilities Authority Revenue:
Christian Living Communities Project	5.750%	1/1/37	2,000,000	1,772,780
Parkview Medical Center Project	6.600%	9/1/25	1,000,000	1,064,190	(b)
The Evangelical Lutheran Good Samaritan Society	6.125%	6/1/38	7,000,000	7,126,700
Public Authority for Colorado Energy, Natural Gas Purchase Revenue	6.500%	11/15/38	20,000,000	22,171,600
Reata South Metropolitan District, CO, GO	7.250%	6/1/37	4,000,000	3,368,880
Southlands, CO, Metropolitan District No. 1, GO	7.125%	12/1/34	1,000,000	1,258,610	(b)
Total Colorado				41,919,370

See Notes to Financial Statements.

Legg Mason Western Asset Municipal High Income Fund 2010 Annual Report	9

Legg Mason Western Asset Municipal High Income Fund

Security	Rate	Maturity Date	Face Amount	Value
Connecticut — 0.4%
Connecticut State Development Authority, IDR, AFCO Cargo LLC Project	8.000%	4/1/30	$4,000,000	$3,741,320	(a)
Delaware — 0.1%
New Castle County, DE, Revenue, Newark Charter School Inc. Project	5.000%	9/1/36	1,000,000	852,640
Florida — 1.9%
Bonnet Creek Resort Community Development District, Special Assessment	7.500%	5/1/34	1,000,000	835,190
Gramercy Farms Community, Development District Special Assessment	5.100%	5/1/14	6,995,000	3,155,934
Hillsborough County, FL, IDA Revenue, National Gypsum Convention	7.125%	4/1/30	1,000,000	937,300	(a)
Orange County, FL, Health Facilities Authority Revenue, First Mortgage, GF, Orlando Inc. Project	9.000%	7/1/31	2,000,000	2,006,240
Reunion East Community Development District, Special Assessment	7.375%	5/1/33	2,500,000	1,683,250
Seminole Tribe Florida Special Obligation Revenue	5.750%	10/1/22	5,000,000	4,871,700	(d)
Seminole Tribe Florida Special Obligation Revenue	5.250%	10/1/27	3,000,000	2,654,970	(d)
Total Florida				16,144,584
Georgia — 4.7%
Atlanta, GA, Development Authority Educational Facilities Revenue, Science Park LLC Project	5.000%	7/1/32	5,865,000	5,931,744
Atlanta, GA, Water & Wastewater Revenue	6.250%	11/1/39	15,000,000	16,430,850
DeKalb, Newton & Gwinnett Counties, GA, Joint Development Authority Revenue, GGC Foundation LLC Project	6.125%	7/1/40	9,000,000	10,070,190
Gainesville & Hall County, GA, Development Authority Retirement Community Revenue:
Acts Retirement-Life Communities Inc.	6.375%	11/15/29	700,000	727,174
Acts Retirement-Life Communities Inc.	6.625%	11/15/39	1,085,000	1,121,673
Gainesville & Hall County, GA, Development Authority Revenue, Senior Living Facilities, Lanier Village Estates	7.250%	11/15/29	1,500,000	1,517,610
Marietta, GA, Development Authority Revenue, Life University Inc. Project	7.000%	6/15/39	4,000,000	3,970,120
Total Georgia				39,769,361
Hawaii — 2.2%
Hawaii State Department of Budget & Finance Special Purpose:
Revenue, Hawaiian Electric Co.	6.500%	7/1/39	8,000,000	8,797,600
Senior Living Revenue	6.400%	11/15/14	2,100,000	2,136,603
Senior Living Revenue	7.500%	11/15/15	6,200,000	6,444,528
Senior Living Revenue, 15 Craigside Project	8.750%	11/15/29	800,000	907,696
Total Hawaii				18,286,427
Illinois — 4.8%
Illinois Development Finance Authority Revenue:
Chicago Charter School Foundation Project	6.250%	12/1/32	2,000,000	2,266,480	(b)
Citgo Petroleum Corp. Project	8.000%	6/1/32	3,250,000	3,251,592	(a)
Illinois Finance Authority Revenue:
Park Place of Elmhurst	8.000%	5/15/30	5,000,000	4,916,300
Park Place of Elmhurst	8.125%	5/15/40	5,000,000	4,854,700
Refunding, Chicago Charter School Project	5.000%	12/1/36	3,000,000	2,655,720
Refunding, OSF Healthcare System	6.000%	5/15/39	10,000,000	10,116,900
Refunding, OSF Healthcare Systems	5.750%	11/15/37	2,500,000	2,504,175
Illinois Finance Authority, Student Housing Revenue, Refunding, Educational Advancement Fund Inc.	5.250%	5/1/34	9,450,000	8,214,318
Illinois Health Facilities Authority Revenue, Passavant Memorial Area Hospital	6.000%	10/1/24	1,500,000	1,528,380	(b)
Total Illinois				40,308,565

See Notes to Financial Statements.

10	Legg Mason Western Asset Municipal High Income Fund 2010 Annual Report

Schedule of investments (cont’d)

July 31, 2010

Legg Mason Western Asset Municipal High Income Fund

Security	Rate	Maturity Date	Face Amount	Value
Indiana — 1.7%
Indiana Health Facilities Financing Authority, Hospital Revenue, Riverview Hospital Project	6.125%	8/1/31	$2,000,000	$2,020,340
Indiana Municipal Power Agency Power Supply System Revenue	6.000%	1/1/39	10,000,000	10,778,700
Vanderburgh County, IN, Redevelopment Commission, Redevelopment District Tax Increment	5.250%	2/1/31	1,400,000	1,400,700
Total Indiana				14,199,740
Kansas — 0.2%
Overland Park, KS, Development Corp. Revenue, First Tier	7.375%	1/1/32	1,995,000	2,071,628	(b)
Kentucky — 3.2%
Kentucky Economic Development Finance Authority Hospital Facilities Revenue, Owensboro Medical Health Systems	6.375%	6/1/40	15,000,000	15,637,500
Louisville & Jefferson County, KY, Metro Government Health System Revenue, Norton Healthcare Inc.	5.250%	10/1/36	3,500,000	3,475,115
Owen County, KY, Waterworks System Revenue, Kentucky American Water Co. Project	6.250%	6/1/39	7,000,000	7,612,430
Total Kentucky				26,725,045
Louisiana — 2.6%
Epps, LA, COP	8.000%	6/1/18	930,000	943,894
Louisiana Local Government Environmental Facilities, CDA Revenue, Capital Project & Equipment Acquisition Program, ACA	6.550%	9/1/25	1,965,000	1,806,268
Rapides, LA, Finance Authority Revenue, Cleco Power LLC Project	6.000%	10/1/11	6,000,000	6,276,120	(a)(e)
St. John Baptist Parish, LA, Revenue, Marathon Oil Corp.	5.125%	6/1/37	13,175,000	12,754,322
Total Louisiana				21,780,604
Maryland — 4.1%
Maryland Industrial Development Financing Authority, EDR, Our Lady of Good Counsel School	6.000%	5/1/35	1,000,000	967,390
Maryland State Economic Development Corp., Student Housing Revenue, University of Maryland College Park Projects	5.800%	6/1/38	5,000,000	5,100,250
Maryland State Economic Development Corp., EDR:
Term Project	5.750%	6/1/35	7,500,000	7,703,250
Transportation Facilities Project	5.750%	6/1/35	19,625,000	20,156,837
Maryland State Health & Higher EFA Revenue:
Washington Christian Academy	5.250%	7/1/18	250,000	110,143
Washington Christian Academy	5.500%	7/1/38	1,170,000	515,221
Total Maryland				34,553,091
Massachusetts — 2.9%
Boston, MA, Industrial Development Financing Authority Revenue, Roundhouse Hospitality LLC Project	7.875%	3/1/25	1,245,000	1,075,568	(a)
Massachusetts State DFA Revenue, Briarwood	8.250%	12/1/30	3,000,000	3,106,860	(b)
Massachusetts State HEFA Revenue:
Caritas Christi Obligation	6.750%	7/1/16	2,000,000	2,092,940
Suffolk University	5.750%	7/1/39	13,740,000	14,242,884
University of Massachusetts Memorial Health Care Inc.	5.000%	7/1/33	4,000,000	3,760,920
Total Massachusetts				24,279,172
Michigan — 1.3%
Allen Academy, MI, COP	8.000%	6/1/33	3,500,000	3,113,425
Cesar Chavez Academy, COP	6.500%	2/1/33	1,635,000	1,501,617
Cesar Chavez Academy, COP	8.000%	2/1/33	1,600,000	1,645,904	(c)

See Notes to Financial Statements.

Legg Mason Western Asset Municipal High Income Fund 2010 Annual Report	11

Legg Mason Western Asset Municipal High Income Fund

Security	Rate	Maturity Date	Face Amount	Value
Michigan — continued
Royal Oak, MI, Hospital Finance Authority Revenue, William Beaumont Hospital	8.250%	9/1/39	$4,000,000	$4,801,760
Total Michigan				11,062,706
Minnesota — 0.4%
Sartell, MN, Health Care & Housing Facilities Revenue, Foundation for Health Care Project	8.000%	9/1/30	1,670,000	1,677,465
St. Paul, MN, Port Authority Lease Revenue:
Regions Hospital Parking Ramp Project	5.000%	8/1/21	475,000	444,795
Regions Hospital Parking Ramp Project	5.000%	8/1/36	1,375,000	1,160,183
Total Minnesota				3,282,443
Missouri — 0.3%
Kansas City, MO, Tax Increment Financing Commission, Tax Increment Revenue, Maincor Project	5.000%	3/1/12	340,000	337,202
Raytown, MO, Annual Appropriation Supported Tax:
Raytown Live Redevelopment Plan Project 1	5.000%	12/1/19	1,000,000	1,032,600
Raytown Live Redevelopment Plan Project 1	5.000%	12/1/20	1,555,000	1,594,637
Total Missouri				2,964,439
Montana — 0.3%
Montana State Board of Investment, Resource Recovery Revenue, Yellowstone Energy LP Project	7.000%	12/31/19	3,130,000	2,697,340	(a)
New Hampshire — 0.2%
New Hampshire HEFA Revenue, New Hampshire College	7.500%	1/1/31	1,500,000	1,558,050	(b)
New Jersey — 2.6%
New Jersey EDA Retirement Community Revenue, SeaBrook Village Inc.	8.250%	11/15/30	3,750,000	3,870,975	(b)
New Jersey EDA Revenue, Newark Downtown District Management Corp.	5.125%	6/15/27	400,000	381,088
New Jersey Health Care Facilities Financing Authority Revenue, Trinitas Hospital Obligation Group	5.250%	7/1/30	9,000,000	8,221,230
New Jersey State EDA Revenue, Refunding	6.875%	1/1/37	11,000,000	9,149,140	(a)
Total New Jersey				21,622,433
New Mexico — 0.9%
Otero County, NM:
COP, Jail Project Revenue	5.750%	4/1/18	1,630,000	1,479,127
COP, Jail Project Revenue	6.000%	4/1/23	500,000	430,520
COP, Jail Project Revenue	6.000%	4/1/28	500,000	407,440
Jail Project Revenue	7.500%	12/1/24	5,510,000	5,447,352
Total New Mexico				7,764,439
New York — 5.9%
Brookhaven, NY, IDA Civic Facilities Revenue, Memorial Hospital Medical Center Inc.	8.250%	11/15/30	1,000,000	1,031,440	(b)
Brooklyn Arena, NY, Local Development Corp., Barclays Center Project	6.250%	7/15/40	30,170,000	30,915,802
Dutchess County, NY, Industrial Development Agency, Civic Facility Revenue, Refunding, Bard College	5.000%	8/1/46	2,500,000	2,434,850
Herkimer County, NY, IDA, Folts Adult Home, FHA, GNMA	5.500%	3/20/40	985,000	1,051,931
Monroe County, NY, IDA, Civic Facilities Revenue, Woodland Village Project	8.550%	11/15/32	1,000,000	1,041,520	(b)
Nassau County, NY, Industrial Development Agency Revenue, Continuing Care Retirement, Amsterdam at Harborside	6.700%	1/1/43	3,300,000	3,305,445
New York City, NY, IDA, Civic Facilities Revenue:
Amboy Properties Corp. Project	6.750%	6/1/20	2,275,000	2,141,003
Community Hospital Brooklyn	6.875%	11/1/10	285,000	286,701

See Notes to Financial Statements.

12	Legg Mason Western Asset Municipal High Income Fund 2010 Annual Report

Schedule of investments (cont’d)

July 31, 2010

Legg Mason Western Asset Municipal High Income Fund

Security	Rate	Maturity Date	Face Amount	Value
New York — continued
Special Needs Facilities Pooled Program	8.125%	7/1/19	$770,000	$785,400
New York Liberty Development Corp., Liberty Revenue, Refunding, Second Priority, Bank of America	6.375%	7/15/49	7,000,000	7,319,900
Total New York				50,313,992
Ohio — 0.6%
Cleveland-Cuyahoga County, OH, Port Authority Revenue, Senior Housing St. Clarence	6.125%	5/1/26	500,000	463,530
Cuyahoga County, OH, Hospital Facilities Revenue, Canton Inc. Project	7.500%	1/1/30	2,500,000	2,532,125
Miami County, OH, Hospital Facilities Revenue, Refunding & Improvement Upper Valley Medical Center	5.250%	5/15/26	2,000,000	2,007,740
Total Ohio				5,003,395
Oklahoma — 1.2%
Oklahoma HFA, Single-Family Mortgage, GNMA	7.997%	8/1/18	170,000	183,204	(a)
Tulsa County, OK, Industrial Authority, Senior Living Community Revenue:
Montereau Inc. Project	7.125%	11/1/30	1,000,000	1,032,070
Montereau Inc. Project	7.250%	11/1/40	7,000,000	7,165,620
Tulsa, OK, Municipal Airport Revenue, American Airlines	7.350%	12/1/11	2,200,000	2,208,646
Total Oklahoma				10,589,540
Oregon — 0.1%
Klamath Falls, OR, Inter Community Hospital Authority Revenue:
Merle West Medical Center	6.250%	9/1/31	630,000	712,184	(b)
Unrefunded Balance, Merle West Medical Center	6.250%	9/1/31	370,000	343,852
Total Oregon				1,056,036
Pennsylvania — 5.3%
Allegheny County, PA, IDA Revenue, Environmental Improvement, US Steel Corp.	6.750%	11/1/24	6,500,000	7,013,890
Cumberland County, PA, Municipal Authority Retirement Community Revenue, Wesley Affiliate Services Inc. Project	7.250%	1/1/35	1,000,000	1,165,710	(b)
Dauphin County, PA, General Authority Revenue, Office & Parking, Riverfront Office Center Project	6.000%	1/1/25	5,000,000	3,947,650
Harrisburg, PA, Authority University Revenue, Harrisburg University of Science	6.000%	9/1/36	3,000,000	2,695,170
Hazleton, PA, Health Services Authority, Hospital Revenue, St. Joseph’s Medical Center	6.200%	7/1/26	1,000,000	956,160
Lackawanna County, PA, GO, AGC	6.000%	9/15/34	4,000,000	4,159,000
Lebanon County, PA, Health Facilities Authority Revenue, Good Samaritan Hospital Project	6.000%	11/15/35	1,000,000	960,970
Lehigh County, PA, General Purpose Authority Revenue, First Mortgage Bible Fellowship Church Home Inc.	7.750%	11/1/33	3,500,000	3,563,245
Northumberland County, PA, IDA Facilities Revenue, NHS Youth Services Inc. Project	7.500%	2/15/29	920,000	826,224
Pennsylvania Economic Development Financing Authority:
Exempt Facilities Revenue, Reliant Energy Seward	6.750%	12/1/36	2,185,000	2,264,905	(a)
Sewer Sludge Disposal Revenue, Philadelphia Biosolids Facility	5.625%	1/1/19	1,420,000	1,458,667
Sewer Sludge Disposal Revenue, Philadelphia Biosolids Facility	6.250%	1/1/32	5,000,000	5,371,050
Solid Waste Disposal Revenue, Waste Management Inc. Project	5.100%	10/1/27	1,000,000	997,660	(a)
Pennsylvania Economic Development Financing Authority, Health Systems Revenue, Albert Einstein Healthcare	6.250%	10/15/23	5,000,000	5,345,550
Westmoreland County, PA, IDA Revenue, Health Care Facilities, Redstone Highlands Health	8.125%	11/15/30	4,000,000	4,126,480	(b)
Total Pennsylvania				44,852,331

See Notes to Financial Statements.

Legg Mason Western Asset Municipal High Income Fund 2010 Annual Report	13

Legg Mason Western Asset Municipal High Income Fund

Security	Rate	Maturity Date	Face Amount	Value
Puerto Rico — 4.5%
Puerto Rico Electric Power Authority, Power Revenue	5.250%	7/1/25	$7,500,000	$7,885,800
Puerto Rico Electric Power Authority, Power Revenue	5.250%	7/1/40	5,000,000	5,042,050
Puerto Rico Sales Tax Financing Corp., Sales Tax Revenue	5.250%	8/1/41	2,000,000	2,007,700
Puerto Rico Sales Tax Financing Corp., Sales Tax Revenue	5.500%	8/1/42	12,000,000	12,230,880
Puerto Rico Sales Tax Financing Corp., Sales Tax Revenue	6.000%	8/1/42	10,000,000	10,702,100
Total Puerto Rico				37,868,530
Rhode Island — 0.1%
Central Falls, RI, Detention Facility Corp., Detention Facilities Revenue, Refunding	7.250%	7/15/35	1,000,000	759,860
South Carolina — 0.5%
Newberry County, SC, Special Source Revenue, Refunding J.F. Hawkins Nursing Home, Radian	5.000%	3/1/30	2,000,000	1,818,480
Richland County, SC, Environmental Improvement Revenue, International Paper Co. Project	6.100%	4/1/23	2,000,000	2,030,500	(a)
Total South Carolina				3,848,980
Tennessee — 2.3%
Knox County, TN, Health, Educational & Housing Facilities Board Revenue, University Health Systems Inc.	5.000%	4/1/18	1,870,000	1,932,944
Shelby County, TN, Health Educational & Housing Facilities Board Revenue, Trezevant Manor Project	5.750%	9/1/37	1,000,000	892,200
Tennessee Energy Acquisition Corp., Gas Revenue	5.250%	9/1/26	17,000,000	17,081,940
Total Tennessee				19,907,084
Texas — 18.2%
Austin-Bergstrom, TX, Landhost Enterprises Inc., Airport Hotel, Senior	6.750%	4/1/27	5,025,000	2,909,927	(f)
Brazos River, TX, Harbor Industrial Development Corp., Environmental Facilities Revenue, Dow Chemical Co.	5.900%	5/1/28	11,500,000	11,612,470	(a)(e)
Brazos River, TX, Harbor Navigation District:
Brazoria County Environmental, Dow Chemical Co. Project	5.950%	5/15/33	10,385,000	10,498,923	(a)(g)
Brazoria County Environmental, Dow Chemical Co. Project	6.625%	5/15/33	1,000,000	1,020,790	(a)
Burnet County, TX, Public Facility Project Revenue	7.750%	8/1/29	2,945,000	3,033,615
Central Texas Regional Mobility Authority Revenue	5.750%	1/1/25	2,500,000	2,543,450
Central Texas Regional Mobility Authority Revenue:
Capital Appreciation	0.000%	1/1/36	2,800,000	469,840
Capital Appreciation	0.000%	1/1/38	2,000,000	290,080
Capital Appreciation	0.000%	1/1/40	2,200,000	275,572
Clifton, TX, Higher Education Finance Corp., Education Revenue	6.000%	12/1/30	1,120,000	1,139,723
Clifton, TX, Higher Education Finance Corp., Education Revenue	6.125%	12/1/40	4,000,000	4,068,440
Dallas-Fort Worth, TX, International Airport Facilities Improvement Corp. Revenue, American Airlines Inc., Guarantee Agreement	6.375%	5/1/35	1,665,000	1,341,940	(a)
Denton County, TX, Reclamation Road District	8.500%	6/1/16	50,000	48,545
Garza County, TX, Public Facility Corp.	5.500%	10/1/19	1,400,000	1,360,688
Gulf Coast of Texas, IDA, Solid Waste Disposal Revenue, CITGO Petroleum Corp. Project	7.500%	10/1/12	3,000,000	3,082,770	(a)(e)
Harris County, TX, Cultural Education Facilities Finance Corp., Medical Facilities Revenue, Baylor College of Medicine	5.625%	11/15/32	5,135,000	4,869,366
Houston, TX, Airport Systems Revenue, Special Facilities, Continental Airlines Inc. Project	6.125%	7/15/27	6,645,000	6,042,299	(a)
Maverick County, TX, Public Facility Corp. Project Revenue	6.250%	2/1/24	625,000	557,944
Maverick County, TX, Public Facility Corp. Project Revenue	6.375%	2/1/29	520,000	451,724

See Notes to Financial Statements.

14	Legg Mason Western Asset Municipal High Income Fund 2010 Annual Report

Schedule of investments (cont’d)

July 31, 2010

Legg Mason Western Asset Municipal High Income Fund

Security	Rate	Maturity Date	Face Amount	Value
Texas — continued
Midlothian, TX, Development Authority, Tax Increment Contract Revenue	7.875%	11/15/26	$3,000,000	$3,236,880	(b)
Midlothian, TX, Development Authority, Tax Increment Contract Revenue	6.200%	11/15/29	2,500,000	2,538,150
Midlothian, TX, Development Authority, Tax Increment Contract Revenue, Refunding, Subordinated Lien	5.125%	11/15/26	1,065,000	927,828
North Texas Tollway Authority Revenue	5.750%	1/1/33	10,000,000	10,490,600
North Texas Tollway Authority Revenue	6.250%	1/1/39	2,000,000	2,179,820
North Texas Tollway Authority Revenue	5.750%	1/1/40	10,000,000	10,585,900
Port Corpus Christi, TX, Celanese Project	6.450%	11/1/30	1,995,000	2,043,339
San Leanna Educational Facilities Corp., Education Revenue:
Saint Edwards University Project	5.000%	6/1/20	1,000,000	1,044,570
Saint Edwards University Project	5.125%	6/1/22	2,000,000	2,073,820
Tarrant County, TX, Cultural Education Facilities Finance Corp., Retirement Facility Revenue, Northwest Senior Housing Edgemere Project	5.750%	11/15/12	1,100,000	1,138,808
Texas Midwest Public Facility Corp. Revenue, Secure Treatment Facility Project	9.000%	10/1/30	5,000,000	5,288,250
Texas Municipal Gas Acquisition & Supply Corp. I, Gas Supply Revenue	6.250%	12/15/26	10,000,000	10,880,900
Texas Private Activity Bond Surface Transportation Corp., Senior Lien	6.875%	12/31/39	10,000,000	10,375,400
Texas Private Activity Bond Surface Transportation Corp. Revenue, LBJ Infrastructure Group LLC	7.000%	6/30/40	15,000,000	15,619,350
Texas State Public Finance Authority, Charter School Finance Corp. Revenue, Cosmos Foundation Inc.	6.200%	2/15/40	4,000,000	4,066,320
Texas State Public Finance Authority, Charter School Finance Corp. Revenue:
Cosmos Foundation Inc.	6.000%	2/15/30	1,000,000	1,022,540
Uplift Education	5.875%	12/1/36	1,000,000	993,940
Willacy County, TX, Local Government Corp. Revenue	6.875%	9/1/28	10,915,000	10,123,117
Willacy County, TX, PFC Project Revenue	8.250%	12/1/23	3,000,000	3,192,300
Willacy County, TX, PFC Project Revenue, County Jail	7.500%	11/1/25	690,000	623,905
Total Texas				154,063,843
U.S. Virgin Islands — 1.0%
Virgin Islands Public Finance Authority Revenue, Matching Fund Loan	6.750%	10/1/37	7,500,000	8,390,025
Virginia — 2.5%
Alexandria, VA, Redevelopment & Housing Authority, MFH Revenue, Parkwood Court Apartments Project	8.125%	4/1/30	990,000	954,647
Broad Street CDA Revenue	7.500%	6/1/33	1,000,000	932,950
Chesterfield County, VA, EDA, Solid Waste and Sewer Disposal Revenue, Virginia Electric Power Co. Project	5.600%	11/1/31	6,000,000	6,175,560	(a)
Virginia Beach, VA, Development Authority, MFH Revenue:
Residential Rental Hampton Project	7.500%	10/1/39	2,380,000	2,351,892	(a)
Residential Rental Mayfair Project	7.500%	10/1/39	2,380,000	2,351,892	(a)
Washington County, VA, IDA Hospital Facilities Revenue, Mountain States Health Alliance	7.750%	7/1/38	7,500,000	8,601,600
Total Virginia				21,368,541
West Virginia — 1.3%
Pleasants County, WV, PCR, Refunding, County Commission Allegheny	5.250%	10/15/37	11,450,000	11,350,843
Wisconsin — 0.5%
Wisconsin State HEFA Revenue:
Aurora Health Care	6.400%	4/15/33	1,000,000	1,026,960
Aurora Health Care Inc.	5.625%	4/15/39	2,000,000	2,037,980

See Notes to Financial Statements.

Legg Mason Western Asset Municipal High Income Fund 2010 Annual Report	15

Legg Mason Western Asset Municipal High Income Fund

Security	Rate	Maturity Date	Face Amount	Value
Wisconsin — continued
Marshfield Clinic	6.000%	2/15/25	$1,500,000	$1,514,325
Total Wisconsin				4,579,265
Total Investments Before Short-term Investments (Cost — $792,049,977)				812,302,487
Short-Term Investments — 2.6%
California — 0.4%
California Health Facilities, Finance Authority Revenue, Hospital Adventist Health Systems B, LOC-Wells Fargo Bank N.A.	0.190%	8/2/10	3,000,000	3,000,000	(h)
California Infrastructure & Economic Development Bank Revenue, Asian Art Museum Foundation, NATL, LOC-JPMorgan Chase	0.230%	8/2/10	400,000	400,000	(h)
Metropolitan Water District of Southern California, SPA-Lloyds TSB Bank PLC	0.200%	8/2/10	300,000	300,000	(h)
Total California				3,700,000
New York — 0.4%
New York City, NY, TFA, New York City Recovery Project Revenue, Subordinated, LIQ-Landesbank Hessen-Thuringen	0.260%	8/2/10	3,700,000	3,700,000	(h)
Pennsylvania — 0.1%
Geisinger Authority, PA, Health System, Geisinger Health System Foundation, SPA-Wells Fargo Bank N.A.	0.200%	8/2/10	900,000	900,000	(h)
Puerto Rico — 1.3%
Commonwealth of Puerto Rico, GO:
Public Improvements, AGM, SPA-Dexia Credit Local	0.190%	8/2/10	3,200,000	3,200,000	(h)
Refunding, Public Improvements, LOC-Wells Fargo Bank N.A.	0.190%	8/2/10	7,600,000	7,600,000	(h)
Total Puerto Rico				10,800,000
Texas — 0.3%
Lower Neches Valley, Authority, TX, IDC Exempt Facility Revenue, Exxon Mobil Project	0.150%	8/2/10	2,200,000	2,200,000	(h)
West Virginia — 0.1%
West Virginia State Hospital, Finance Authority Revenue, Refunding, United Health System Inc., LOC-JPMorgan Chase	0.260%	8/2/10	600,000	600,000	(h)
Total Short-Term Investments (Cost — $21,900,000)				21,900,000
Total Investments — 98.5% (Cost — $813,949,977#)				834,202,487
Other Assets in Excess of Liabilities — 1.5%				12,371,306
Total Net Assets — 100.0%				$846,573,793

(a)	Income from this issue is considered a preference item for purposes of calculating the alternative minimum tax (“AMT”).

(b)

Pre-Refunded bonds are escrowed with U.S. government obligations and/or U.S. government agency securities and are considered by the manager to be triple-A rated even if issuer has not applied for new ratings.

(c)	All or a portion of this security is held at the broker as collateral for open futures contracts.

(d)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees, unless otherwise noted.

(e)	Maturity date shown represents the mandatory tender date.

(f)	The coupon payment on these securities is currently in default as of July 31, 2010.

(g)	Variable rate security. Interest rate disclosed is that which is in effect at July 31, 2010.

(h)

Variable rate demand obligations have a demand feature under which the Fund can tender them back to the issuer or liquidity provider on no more than 7 days notice. Date shown is the date of the next interest rate change.

#	Aggregate cost for federal income tax purposes is $813,470,564.

See Notes to Financial Statements.

16	Legg Mason Western Asset Municipal High Income Fund 2010 Annual Report

Schedule of investments (cont’d)

July 31, 2010

Legg Mason Western Asset Municipal High Income Fund

Abbreviations used in this schedule:
ACA	— American Capital Assurance — Insured Bonds
AGC	— Assured Guaranty Corporation — Insured Bonds
AGM	— Assured Guaranty Municipal Corporation — Insured Bonds
CDA	— Communities Development Authority
COP	— Certificates of Participation
DFA	— Development Finance Agency
EDA	— Economic Development Authority
EDR	— Economic Development Revenue
EFA	— Educational Facilities Authority
FHA	— Federal Housing Administration
GNMA	— Government National Mortgage Association
GO	— General Obligation
HEFA	— Health & Educational Facilities Authority
HFA	— Housing Finance Authority
IDA	— Industrial Development Authority
IDC	— Industrial Development Corporation
IDR	— Industrial Development Revenue
LIQ	— Liquidity Facility
LOC	— Letter of Credit
MFH	— Multi-Family Housing
NATL	— National Public Finance Guarantee Corporation — Insured Bonds
PCR	— Pollution Control Revenue
PFC	— Public Facilities Corporation
Radian	— Radian Asset Assurance — Insured Bonds
RDA	— Redevelopment Agency
SPA	— Standby Bond Purchase Agreement — Insured Bonds
TFA	— Transitional Finance Authority

Summary of Investments by Industry*
Industrial revenue	22.4%
Health care	20.7
Transportation	10.5
Education	9.5
Special tax obligation	8.8
Power	8.1
Leasing	4.4
Pre-refunded/escrowed to maturity	4.0
Other	2.8
Solid waste/resource recovery	2.4
Water & sewer	2.1
Local general obligation	0.9
Housing	0.8
Short-term investments	2.6
100.0%

*	As a percentage of total investments. Please note that Fund holdings are as of July 31, 2010 and are subject to change.

See Notes to Financial Statements.

Legg Mason Western Asset Municipal High Income Fund 2010 Annual Report	17

Legg Mason Western Asset Municipal High Income Fund

Ratings table† (unaudited)
S&P/Moody’s/Fitch‡
AAA/Aaa	2.2%
AA/Aa	0.5
A	26.5
BBB/Baa	41.6
BB/Ba	8.3
B	0.5
CCC/Caa	1.2
A-1/VMIG1	2.6
NR	16.6
100.0%

†	As a percentage of total investments.

‡	In the event that a security is rated by multiple nationally recognized statistical rating organizations (“NRSROs”) and receives different ratings, the Fund will treat the security as being rated in the lowest rating category received from an NRSRO.

See pages 18 through 20 for definitions of ratings.

See Notes to Financial Statements.

18	Legg Mason Western Asset Municipal High Income Fund 2010 Annual Report

Bond ratings (unaudited)

The definitions of the applicable rating symbols are set forth below:

Standard & Poor’s Ratings Service (“Standard & Poor’s”) — Ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (–) sign to show relative standings within the major rating categories.

AAA	—	An obligation rated “AAA” has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.
AA	—	An obligation rated “AA” differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.
A	—

An obligation rated “A” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB	—

An obligation rated “BBB” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC and C	—

Obligations rated “BB”, “B”, “CCC”, “CC”, and “C” are regarded as having significant speculative characteristics. “BB” indicates the least degree of speculation and “C” the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

D	—

An obligation rated “D” is in payment default. The “D” rating category is used when payments on an obligation, including a regulatory capital instrument, are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of similar action if payments on an obligation are jeopardized. An obligation’s rating is lowered to “D” upon completion of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

Moody’s Investors Service (“Moody’s”) — Numerical modifiers 1, 2 and 3 may be applied to each generic rating from “Aa” to “Caa,” where 1 is the highest and 3 the lowest ranking within its generic category.

Aaa	—	Bonds rated “Aaa” are judged to be of the highest quality, with minimal credit risk.
Aa	—	Obligations rated “Aa” are judged to be of high quality and are subject to very low credit risk.
A	—	Obligations rated “A” are considered upper-medium grade and are subject to low credit risk.
Baa	—	Obligations rated “Baa” are subject to moderate credit risk. They are considered mediumgrade and as such may possess certain speculative characteristics.
Ba	—	Obligations rated “Ba” are judged to have speculative elements and are subject to substantial credit risk.
B	—	Obligations rated “B” are considered speculative and are subject to high credit risk.
Caa	—	Obligations rated” Caa” are judged to be of poor standing and are subject to very high credit risk.
Ca	—	Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery for principal and interest.
C	—	Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect of recovery for principal and interest.

Fitch Ratings Service (“Fitch”) — Ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus
(–) sign to show relative standings within the major rating categories.

AAA	—

Bonds rated “AAA” by Fitch denote the lowest expectation of default risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

Legg Mason Western Asset Municipal High Income Fund 2010 Annual Report	19

AA	—

Bonds rated “AA” denote expectations of very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A	—

Bonds rated “A” denote expectations of low default risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB	—

Bonds rated “BBB” indicate that expectations of default risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.

BB, B, CCC, CC and C	—

Bonds rated “BB”, “B”, “CCC” “CC” and “C” are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. “BB” represents a lower degree of speculation than “B”, and “C” the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

D	—

Bonds rated “D” indicate an issuer that in Fitch Ratings’ opinion has entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, or which has otherwise ceased business.

NR	—	indicates that the bond is not rated by Standard & Poor’s, Moody’s or Fitch.

Short-term security ratings (unaudited)

Standard & Poor’s Short-Term Notes Ratings

SP-1	—

A short-term obligation rated “SP-1” is rated in the highest category by Standard & Poor’s. Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2	—

A short-term obligation rated “SP-2” is a Standard & Poor’s rating indicating satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3	—	A short-term obligation rated “SP-3” is a Standard & Poor’s rating indicating speculative capacity to pay principal and interest.

Standard & Poor’s Short-Term Issuer Credit Ratings

A-1	—

A short-term obligation rated “A-1” is rated in the highest category by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2	—

A short-term obligation rated “A-2” rated by Standard & Poor’s is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3	—

A short-term obligation rated “A-3” rated by Standard & Poor’s exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B	—

A short-term obligation rated “B” rated by Standard & Poor’s is regarded as having significant speculative characteristics. Ratings of “B-1”, “B-2”, and “B-3” may be assigned to indicate finer distinctions within the ‘B’ category. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

20	Legg Mason Western Asset Municipal High Income Fund 2010 Annual Report

Short-term security ratings (unaudited) (cont’d)

Moody’s Variable Rate Demand Obligations (VRDO) Ratings

VMIG 1	—

Moody’s highest rating for issues having a demand feature — VRDO. This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price on demand.

VMIG 2	—

This designation denotes strong credit quality. Good protection is afforded by the strong short- term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price on demand.

VMIG 3	—

This designation denotes acceptable credit quality. Adequate protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price on demand.

Moody’s Short-Term Obligation Ratings

MIG 1	—

Moody’s highest rating for short-term municipal obligations. This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2	—	This designation denotes strong credit quality. Margins of protection are ample, although not as large as the preceding group.
MIG 3	—	This designation denotes acceptable credit quality. Liquidity and cash flow protection may be narrow, and market access for refinancing is likely to be less well-established.
SC	—	This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

Moody’s Short-Term Security Ratings

P-1	—	Moody’s highest rating for commercial paper and for VRDO prior to the advent of the VMIG 1 rating. Have a superior ability to repay short-term debt obligations.
P-2	—	Have a strong ability to repay short-term debt obligations.
P-3	—	Have an acceptable ability to repay short-term debt obligations.
NP	—	Issuers do not fall within any of the Prime rating categories.

Fitch’s Short-Term Issuer or Obligation Ratings

F1	—	Fitch’s highest rating indicating the strongest capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.
F2	—	Fitch rating indicating good intrinsic capacity for timely payment of financial commitments.
F3	—	Fitch rating indicating intrinsic capacity for timely payment of financial commitments is adequate.

Legg Mason Western Asset Municipal High Income Fund 2010 Annual Report	21

Statement of assets and liabilities

July 31, 2010

Assets:
Investments, at value (Cost — $813,949,977)	$834,202,487
Cash	28,480
Interest receivable	10,688,874
Receivable for Fund shares sold	6,980,396
Receivable for securities sold	410,000
Prepaid expenses	70,869
Total Assets	852,381,106

Liabilities:
Payable for Fund shares repurchased	2,433,474
Payable to broker — variation margin on open futures contracts	2,041,031
Distributions payable	549,935
Investment management fee payable	384,303
Distribution fees payable	169,261
Trustees’ fees payable	29,170
Accrued expenses	200,139
Total Liabilities	5,807,313
Total Net Assets	$846,573,793

Net Assets:
Par value (Note 7)	$611
Paid-in capital in excess of par value	931,059,422
Undistributed net investment income	496,899
Accumulated net realized loss on investments and futures contracts	(100,740,575)
Net unrealized appreciation on investments and futures contracts	15,757,436
Total Net Assets	$846,573,793

Shares Outstanding:
Class A	46,162,103
Class B	1,268,485
Class C	9,937,576
Class I	3,738,424

Net Asset Value:
Class A (and redemption price)	$13.87
Class B*	$13.84
Class C*	$13.80
Class I (and redemption price)	$13.80
Maximum Public Offering Price Per Share:
Class A (based on maximum initial sales charge of 4.25%)	$14.49

*	Redemption price per share is NAV of Class B and C shares reduced by a 4.50% and 1.00% CDSC, respectively, if shares are redeemed within one year from purchase payment (See Note 2).

See Notes to Financial Statements.

22	Legg Mason Western Asset Municipal High Income Fund 2010 Annual Report

Statement of operations

For the Year Ended July 31, 2010

Investment Income:
Interest	$44,791,106

Expenses:
Investment management fee (Note 2)	3,985,740
Distribution fees (Notes 2 and 5)	1,786,693
Transfer agent fees (Note 5)	305,447
Registration fees	93,351
Shareholder reports (Note 5)	57,415
Audit and tax	46,675
Legal fees	34,588
Insurance	14,441
Trustees’ fees	13,415
Custody fees	5,768
Miscellaneous expenses	3,816
Total Expenses	6,347,349
Less: Fee waivers and/or expense reimbursements (Notes 2 and 5)	(1,771)
Net Expenses	6,345,578
Net Investment Income	38,445,528

Realized and Unrealized Gain (Loss) on Investments and Futures Contracts (Notes 1, 3 and 4):
Net Realized Gain (Loss) From:
Investment transactions	1,602,960
Futures contracts	(8,049,594)
Net Realized Loss	(6,446,634)
Change in Net Unrealized Appreciation/Depreciation From:
Investments	60,732,494
Futures contracts	(4,495,074)
Change in Net Unrealized Appreciation/Depreciation	56,237,420
Net Gain on Investments and Futures Contracts	49,790,786
Proceeds From Settlement of a Regulatory Matter (Note 9)	264,116
Increase in Net Assets from Operations	$88,500,430

See Notes to Financial Statements.

Legg Mason Western Asset Municipal High Income Fund 2010 Annual Report	23

Statements of changes in net assets

For the Years Ended July 31,	2010	2009

Operations:
Net investment income	$38,445,528	$30,103,926
Net realized loss	(6,446,634)	(16,207,478)
Change in net unrealized appreciation/depreciation	56,237,420	(30,961,236)
Proceeds from settlement of a regulatory matter (Note 9)	264,116	—
Increase (Decrease) in Net Assets From Operations	88,500,430	(17,064,788)

Distributions to Shareholders From (Notes 1 and 6):
Net investment income	(38,426,866)	(29,958,839)
Decrease in Net Assets From Distributions to Shareholders	(38,426,866)	(29,958,839)

Fund Share Transactions (Note 7):
Net proceeds from sale of shares	397,353,386	237,711,582
Reinvestment of distributions	31,435,768	22,809,501
Cost of shares repurchased	(224,621,246)	(158,397,124)
Increase in Net Assets From Fund Share Transactions	204,167,908	102,123,959
Increase in Net Assets	254,241,472	55,100,332

Net Assets:
Beginning of year	592,332,321	537,231,989
End of year*	$846,573,793	$592,332,321
* Includes undistributed net investment income of:	$496,899	$379,887

See Notes to Financial Statements.

24	Legg Mason Western Asset Municipal High Income Fund 2010 Annual Report

Financial highlights

For a share of each class of beneficial interest outstanding throughout each year ended July 31:
Class A Shares[1]	2010	2009	2008	2007	2006

Net asset value, beginning of year	$12.85	$14.10	$15.01	$14.88	$14.33

Income (loss) from operations:
Net investment income	0.74	0.75	0.74	0.74	0.81
Net realized and unrealized gain (loss)	1.02	(1.25)	(0.91)	0.15	0.50
Total income (loss) from operations	1.76	(0.50)	(0.17)	0.89	1.31

Less distributions from:
Net investment income	(0.74)	(0.75)	(0.74)	(0.76)	(0.76)
Total distributions	(0.74)	(0.75)	(0.74)	(0.76)	(0.76)

Net asset value, end of year	$13.87	$12.85	$14.10	$15.01	$14.88
Total return[2]	13.92%	(3.20)%	(1.17)%	6.06%	9.40%

Net assets, end of year (millions)	$640	$469	$424	$379	$269

Ratios to average net assets:
Gross expenses	0.77%	0.77%	0.80%	0.83%[3]	0.89%
Net expenses[4]	0.77	0.77	0.80	0.83 [3,5]	0.88 [5]
Net investment income	5.41	6.02	5.06	4.88	5.55

Portfolio turnover rate	20%	20%	27%	10%	13%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures, exclusive of sales charges, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would both have been 0.82%.

[4]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[5]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

Legg Mason Western Asset Municipal High Income Fund 2010 Annual Report	25

For a share of each class of beneficial interest outstanding throughout each year ended July 31:
Class B Shares[1]	2010	2009	2008	2007	2006

Net asset value, beginning of year	$12.79	$14.11	$15.01	$14.89	$14.34

Income (loss) from operations:
Net investment income	0.66	0.68	0.66	0.66	0.73
Net realized and unrealized gain (loss)	1.00	(1.32)	(0.90)	0.14	0.51
Proceeds from settlement of a regulatory matter	0.05	—	—	—	—
Total income (loss) from operations	1.71	(0.64)	(0.24)	0.80	1.24

Less distributions from:
Net investment income	(0.66)	(0.68)	(0.66)	(0.68)	(0.69)
Total distributions	(0.66)	(0.68)	(0.66)	(0.68)	(0.69)

Net asset value, end of year	$13.84	$12.79	$14.11	$15.01	$14.89
Total return[2]	13.60%[3]	(4.24)%	(1.63)%	5.45%	8.86%

Net assets, end of year (millions)	$18	$20	$26	$35	$44

Ratios to average net assets:
Gross expenses	1.36%	1.32%	1.33%	1.36%[4]	1.40%
Net expenses[5]	1.36	1.32	1.33	1.35 [4,6]	1.39 [6]
Net investment income	4.83	5.48	4.52	4.38	5.02

Portfolio turnover rate	20%	20%	27%	10%	13%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]	The total return reflects a payment received due to the settlement of a regulatory matter. Absent this payment, the total return would have been 13.19% (Note 9).

[4]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would have been 1.35% and 1.34%, respectively.

[5]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[6]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

26	Legg Mason Western Asset Municipal High Income Fund 2010 Annual Report

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended July 31:
Class C Shares[1]	2010	2009	2008	2007	2006

Net asset value, beginning of year	$12.78	$14.10	$15.00	$14.87	$14.33

Income (loss) from operations:
Net investment income	0.66	0.68	0.65	0.65	0.73
Net realized and unrealized gain (loss)	1.02	(1.32)	(0.89)	0.15	0.49
Total income (loss) from operations	1.68	(0.64)	(0.24)	0.80	1.22

Less distributions from:
Net investment income	(0.66)	(0.68)	(0.66)	(0.67)	(0.68)
Total distributions	(0.66)	(0.68)	(0.66)	(0.67)	(0.68)

Net asset value, end of year	$13.80	$12.78	$14.10	$15.00	$14.87
Total return[2]	13.30%	(4.27)%	(1.66)%	5.46%	8.74%

Net assets, end of year (millions)	$137	$94	$86	$55	$25

Ratios to average net assets:
Gross expenses	1.34%	1.34%	1.35%	1.37%[3]	1.45%
Net expenses[4]	1.34	1.34	1.35	1.37 [3,5]	1.44 [5]
Net investment income	4.84	5.44	4.50	4.30	4.98

Portfolio turnover rate	20%	20%	27%	10%	13%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would both have been 1.37%.

[4]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[5]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

Legg Mason Western Asset Municipal High Income Fund 2010 Annual Report	27

For a share of each class of beneficial interest outstanding throughout each year ended July 31, unless otherwise noted:
Class I Shares[1]	2010	2009	2008	2007[2]

Net asset value, beginning of year	$12.79	$14.10	$15.01	$15.20

Income (loss) from operations:
Net investment income	0.75	0.76	0.74	0.26
Net realized and unrealized gain (loss)	1.01	(1.30)	(0.89)	(0.18)
Total income (loss) from operations	1.76	(0.54)	(0.15)	0.08

Less distributions from:
Net investment income	(0.75)	(0.77)	(0.76)	(0.27)
Total distributions	(0.75)	(0.77)	(0.76)	(0.27)

Net asset value, end of year	$13.80	$12.79	$14.10	$15.01
Total return[3]	13.99%	(3.51)%	(1.05)%	0.53%

Net assets, end of year (000s)	$51,591	$8,830	$1,393	$443

Ratios to average net assets:
Gross expenses	0.64%	0.62%	0.66%	0.66%[4]
Net expenses[5]	0.64 [6,7]	0.62	0.66	0.66 [4]
Net investment income	5.52	6.18	5.09	4.76 [4]

Portfolio turnover rate	20%	20%	27%	10%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period March 20, 2007 (inception date) to July 31, 2007.

[3]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	Annualized.

[5]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[6]

As a result of an expense limitation agreement effective September 18, 2009 through December 31, 2011, the ratio of expenses, other than interest, brokerage, taxes and extraordinary expenses, to average net assets of Class I shares will not exceed 0.65%.

[7]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

28	Legg Mason Western Asset Municipal High Income Fund 2010 Annual Report

Notes to financial statements

1. Organization and significant accounting policies

Legg Mason Western Asset Municipal High Income Fund (formerly known as Legg Mason Partners Municipal High Income Fund) (the “Fund”), is a separate diversified series of Legg Mason Partners Income Trust (the “Trust”). The Trust , a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. Securities are valued at the mean between the last quoted bid and asked prices provided by an independent pricing service, which are based on transactions in municipal obligations, quotations from municipal bond dealers, market transactions in comparable securities and various other relationships between securities. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. When prices are not readily available, or are determined not to reflect fair value, the Fund values these securities at fair value as determined in accordance with procedures approved by the Fund’s Board of Trustees. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates fair value.

The Fund has adopted Financial Accounting Standards Board Codification Topic 820 (formerly, Statement of Financial Accounting Standards No. 157) (“ASC Topic 820”). ASC Topic 820 establishes a single definition of fair value, creates a three-tier hierarchy as a framework for measuring fair value based on inputs used to value the Fund’s investments, and requires additional disclosure about fair value. The hierarchy of inputs is summarized below.

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of the security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Municipal bonds†	—	$812,302,487	—	$812,302,487
Short-term investments†	—	21,900,000	—	21,900,000
Total investments	—	$834,202,487	—	$834,202,487
Other financial instruments:
Futures contracts	$(4,495,074)	—		$(4,495,074)
Total	$(4,495,074)	$834,202,487	—	$829,707,413

†	See Schedule of Investments for additional detailed categorizations.

(b) Futures contracts. The Fund may use futures contracts to gain exposure to, or hedge against, changes in the value of interest rates. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Legg Mason Western Asset Municipal High Income Fund 2010 Annual Report	29

Upon entering into a futures contract, the Fund is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the “initial margin” and subsequent payments (“variation margin”) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. The daily changes in contract value are recorded as unrealized gains or losses in the Statement of Operations and the Fund recognizes a realized gain or loss when the contract is closed.

Futures contracts involve, to varying degrees, risk of loss in excess of the amounts reflected in the financial statements. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(c) Credit and market risk. The Fund invests in high-yield instruments that are subject to certain credit and market risks. The yields of high-yield obligations reflect, among other things, perceived credit and market risks. The Fund’s investment in securities rated below investment grade typically involves risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading.

(d) Securities traded on a when-issued basis. The Fund may trade securities on a when-issued basis. In a when-issued transaction, the securities are purchased or sold by the Fund with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price and yield to the Fund at the time of entering into the transaction.

Purchasing such securities involves risk of loss if the value of the securities declines prior to settlement. These securities are subject to market fluctuations and their current value is determined in the same manner as for other securities.

(e) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(f) Distributions to shareholders. Distributions from net investment income on the shares of the Fund are declared each business day to shareholders of record, and are paid monthly. The Fund intends to satisfy conditions that will enable interest from municipal securities, which is exempt from federal and certain state income taxes, to retain such tax-exempt status when distributed to the shareholders of the Fund. Distributions of net realized gains, if any, are taxable and are declared at least annually. Distributions are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(g) Share class accounting. Investment income, common expenses and realized/unrealized gains (losses) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that share class.

(h) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

(i) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years and has concluded that as of July 31, 2010, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by Internal Revenue Service and state departments of revenue.

30	Legg Mason Western Asset Municipal High Income Fund 2010 Annual Report

Notes to financial statements (cont’d)

(j) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. During the current year, the following reclassifications have been made:

	Undistributed Net Investment Income	Accumulated Net Realized Loss	Paid-in Capital
(a)	—	$1,263,689	$(1,263,689)
(b)	$(165,766)	165,766	—

(a)	Reclassifications are primarily due to the expiration of a capital loss carryover.
(b)	Reclassifications are primarily due to differences between book and tax accretion of market discount on fixed income securities.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager and Western Asset Management Company (“Western Asset”) is the Fund’s subadviser. LMPFA and Western Asset are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

Under the investment management agreement, the Fund pays an investment management fee, calculated daily and paid monthly, in accordance with the following breakpoint schedule:

Average Daily Net Assets	Annual Rate
First $1 billion	0.550%
Next $1 billion	0.525
Next $3 billion	0.500
Next $5 billion	0.475
Over $10 billion	0.450

LMPFA provides administrative and certain oversight services to the Fund. LMPFA delegates to the subadviser the day-to-day portfolio management of the Fund. For its services, LMPFA pays Western Asset 70% of the net management fee it receives from the Fund.

As a result of an expense limitation agreement between the Fund and LMPFA, effective September 18, 2009 through December 31, 2011, the ratio of expenses other than interest, brokerage, taxes and extraordinary expenses, to average net assets of Class I shares will not exceed 0.65%. This expense limitation cannot be terminated prior to December 31, 2011 without the Board of Trustees’ consent.

During the year ended July 31, 2010, fees waived and/or expenses reimbursed amounted to $1,771.

The manager is permitted to recapture amounts previously forgone or reimbursed to a class during the same fiscal year if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expense incurred. In no case will the manager recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker-dealer subsidiary of Legg Mason, serves as the Fund’s sole and exclusive distributor.

There is a maximum initial sales charge of 4.25% for Class A shares. There is a contingent deferred sales charge (“CDSC”) of 4.50% on Class B shares, which applies if redemption occurs within one year from purchase payment. This CDSC declines by 0.50% the first year after purchase payment and thereafter by 1.00% per year until no CDSC is incurred. Class C shares have a 1.00% CDSC, which applies if redemption occurs within one year from purchase payment. In certain cases, Class A shares have a 1.00% CDSC, which applies if redemption occurs within one year from purchase payment. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of Class A shares, equal or exceed $1,000,000 in the aggregate. These purchases do not incur an initial sales charge.

For the year ended July 31, 2010, LMIS and its affiliates received sales charges of approximately $98,000 on sales of the Fund’s Class A shares. In addition, for the year ended July 31, 2010, CDSCs paid to LMIS and its affiliates were approximately:

	Class A	Class B	Class C
CDSCs	$8,000	$28,000	$17,000

Legg Mason Western Asset Municipal High Income Fund 2010 Annual Report	31

The Fund had adopted an unfunded, non-qualified deferred compensation plan (the “Plan”) which allowed non-interested trustees (“Independent Trustees”) to defer the receipt of all or a portion of their fees earned until a later date specified by the Independent Trustees. The deferred balances are reported in the Statement of Assets and Liabilities under Trustees’ fees payable and are considered a general obligation of the Fund and any payments made pursuant to the Plan will be made from the Fund’s general assets. The Plan was terminated effective January 1, 2007. This change had no effect on fees previously deferred. As of July 31, 2010, the Fund had accrued $15,220 as deferred compensation payable.

All officers and one Trustee of the Trust are employees of Legg Mason or its affiliates and do not receive compensation from the Trust.

3. Investments

During the year ended July 31, 2010, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$308,501,676
Sales	140,860,698

At July 31, 2010, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Gross unrealized appreciation	$41,176,718
Gross unrealized depreciation	(20,444,795)
Net unrealized appreciation	$20,731,923

At July 31, 2010, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Basis Value	Market Value	Unrealized Loss
Contracts to Sell:
U.S. Treasury 30-Year Bonds	1,107	9/10	$137,996,582	$142,491,656	$(4,495,074)

4. Derivative instruments and hedging activities

Financial Accounting Standards Board Codification Topic 815 requires enhanced disclosure about an entity’s derivative and hedging activities.

Below is a table, grouped by derivative type that provides information about the fair value and the location of derivatives within the Statement of Assets and Liabilities at July 31, 2010.

LIABILITY DERIVATIVES[1]
Interest Rate Contracts Risk
Futures contracts[2]	$4,495,074

[1]

Generally, the balance sheet location for asset derivatives is receivables/net unrealized appreciation (depreciation) and for liability derivatives is payables/net unrealized appreciation (depreciation).

[2]

Includes cumulative appreciation/depreciation of futures contracts as reported in the footnotes. Only variation margin is reported within the receivables and/or payables of the Statement of Assets and Liabilities.

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the year ended July 31, 2010. The first table provides additional detail about the amounts and sources of gains/(losses) realized on derivatives during the period. The second table provides additional information about the changes in unrealized appreciation/(depreciation) resulting from the Fund’s derivatives and hedging activities during the period.

AMOUNT OF REALIZED GAIN OR (LOSS) ON DERIVATIVES RECOGNIZED
Interest Rate Contracts Risk
Futures contracts	$(8,049,594)
CHANGE IN UNREALIZED APPRECIATION/DEPRECIATION ON DERIVATIVES RECOGNIZED
Interest Rate Contracts Risk
Futures contracts	$(4,495,074)

32	Legg Mason Western Asset Municipal High Income Fund 2010 Annual Report

Notes to financial statements (cont’d)

During the year ended July 31, 2010, the volume of derivative activity for the Fund was as follows:

Average Market Value
Futures contracts (to sell)	$46,392,477

The Fund has several credit related contingent features that if triggered would allow its derivatives counterparties to close out and demand payment or additional collateral to cover their exposure from the Fund. Credit related contingent features are established between the Fund and its derivatives counterparties to reduce the risk that the Fund will not fulfill its payment obligations to its counterparties. These triggering features include, but are not limited to, a percentage decrease in the Fund’s net assets and/or a percentage decrease in the Fund’s Net Asset Value or NAV. The contingent features are established within the Fund’s International Swap and Derivatives Association, Inc. master agreements which govern positions in swaps, over-the-counter options, and forward currency exchange contracts for each individual counterparty.

5. Class specific expenses, waivers and/or reimbursements

The Fund has adopted a Rule 12b-1distribution plan and under that plan the Fund pays a service fee with respect to its Class A, B and C shares calculated at the annual rate of 0.15% of the average daily net assets of each respective class. The Fund also pays a distribution fee with respect to its Class B and C shares calculated at the annual rate of 0.50% and 0.55% of the average daily net assets of each class, respectively. Distribution fees are accrued daily and paid monthly.

For the year ended July 31, 2010, class specific expenses were as follows:

	Distribution Fees	Transfer Agent Fees
Class A	$848,493	$205,043
Class B	126,719	24,645
Class C	811,481	63,007
Class I	—	12,752
Total	$1,786,693	$305,447

For the year ended July 31, 2010, waivers and/or reimbursements by class were as follows:

Waivers/ Reimbursements
Class A	—
Class B	—
Class C	—
Class I	$1,771
Total	$1,771

6. Distributions to shareholders by class

	Year Ended July 31, 2010	Year Ended July 31, 2009
Net Investment Income:
Class A	$30,599,278	$24,138,112
Class B	952,473	1,181,229
Class C	5,578,816	4,352,892
Class I	1,296,299	286,606
Total	$38,426,866	$29,958,839

Legg Mason Western Asset Municipal High Income Fund 2010 Annual Report	33

7. Shares of beneficial interest

At July 31, 2010, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. The Fund has the ability to issue multiple classes of shares. Each class of shares represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

Transactions in shares of each class were as follows:

	Year Ended July 31, 2010		Year Ended July 31, 2009
	Shares	Amount	Shares	Amount

Class A
Shares sold	21,243,762	$290,616,156	14,753,092	$184,642,438
Shares issued on reinvestment	1,887,920	25,904,336	1,533,087	18,970,700
Shares repurchased	(13,494,283)	(185,311,190)	(9,787,380)	(121,409,984)
Net increase	9,637,399	$131,209,302	6,498,799	$82,203,154

Class B
Shares sold	243,975	$3,303,894	344,343	$4,279,928
Shares issued on reinvestment	56,648	772,899	70,136	861,938
Shares repurchased	(603,130)	(8,205,202)	(701,401)	(8,701,932)
Net decrease	(302,507)	$(4,128,409)	(286,922)	$(3,560,066)

Class C
Shares sold	3,892,530	$53,030,179	3,106,984	$38,666,605
Shares issued on reinvestment	291,478	3,977,987	218,856	2,697,387
Shares repurchased	(1,609,339)	(21,879,313)	(2,077,471)	(25,282,765)
Net increase	2,574,669	$35,128,853	1,248,369	$16,081,227

Class I
Shares sold	3,662,934	$50,403,157	817,050	$10,122,611
Shares issued on reinvestment	57,094	780,546	22,757	279,476
Shares repurchased	(672,230)	(9,225,541)	(247,970)	(3,002,443)
Net increase	3,047,798	$41,958,162	591,837	$7,399,644

8. Income tax information and distributions to shareholders

Subsequent to the fiscal year end, the Fund has made the following distributions:

Record Date Payable Date	Class A	Class B	Class C	Class I
Daily 08/31/2010	$0.058518	$0.056091	$0.051699	$0.060018

The tax character of distributions paid during the fiscal years ended July 31, were as follows:

	2010	2009

Distributions Paid From:
Tax-exempt income	$38,413,355	$29,943,342
Ordinary income	13,511	15,497
Total taxable distributions	13,511	15,497
Total distributions paid	$38,426,866	$29,958,839

As of July 31, 2010, the components of accumulated earnings on a tax basis were as follows:

Undistributed tax-exempt income — net	$529,515
Undistributed ordinary income — net	67,664
Total undistributed earnings	$597,179
Capital loss carryforward*	(93,828,006)
Other book/tax temporary differences(a)	(7,492,262)
Unrealized appreciation/(depreciation)(b)	16,236,849
Total accumulated earnings/(losses) — net	$(84,486,240)

34	Legg Mason Western Asset Municipal High Income Fund 2010 Annual Report

Notes to financial statements (cont’d)

*	The Fund had the following net capital loss carryforward remaining:

Year of Expiration	Amount
7/31/2011	$(3,834,151)
7/31/2012	(11,653,755)
7/31/2013	(25,925,282)
7/31/2014	(20,423,175)
7/31/2016	(3,351,932)
7/31/2017	(13,599,734)
7/31/2018	(15,039,977)
$(93,828,006)

These amounts will be available to offset any future taxable capital gains.

(a)

Other book/tax temporary differences are attributable primarily to the deferral of post-October capital losses for tax purposes, unrealized losses on certain futures contracts and book/tax differences in the timing of the deductibility of various expenses.

(b)

The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales and the difference between book & tax accretion methods for market discount on fixed income securities.

9. Regulatory matters

On May 31, 2005, the U.S. Securities and Exchange Commission (“SEC”) issued an order in connection with the settlement of an administrative proceeding against Smith Barney Fund Management LLC (“SBFM”), a wholly-owned subsidiary of Legg Mason and the then investment adviser or manager to the Fund, and Citigroup Global Markets Inc. (“CGM”), a former distributor of the Fund, relating to the appointment of an affiliated transfer agent for the Smith Barney family of mutual funds, including the Fund (the “Affected Funds”).

The SEC order found that SBFM and CGM willfully violated Section 206(1) of the Investment Advisers Act of 1940, as amended, and the rules promulgated there under (the “Advisers Act”). Specifically, the order found that SBFM and CGM knowingly or recklessly failed to disclose to the boards of the Affected Funds in 1999 when proposing a new transfer agent arrangement with an affiliated transfer agent that: First Data Investors Services Group (“First Data”), the Affected Funds’ then-existing transfer agent, had offered to continue as transfer agent and do the same work for substantially less money than before; and that Citigroup Asset Management (“CAM”), the Citigroup business unit that, at the time, included the Affected Funds’ investment manager and other investment advisory companies, had entered into a side letter with First Data under which CAM agreed to recommend the appointment of First Data as subtransfer agent to the affiliated transfer agent in exchange for, among other things, a guarantee by First Data of specified amounts of asset management and investment banking fees to CAM and CGM. The order also found that SBFM and CGM willfully violated Section 206(2) of the Advisers Act by virtue of the omissions discussed above and other misrepresentations and omissions in the materials provided to the Affected Funds’ boards, including the failure to make clear that the affiliated transfer agent would earn a high profit for performing limited functions while First Data continued to perform almost all of the transfer agent functions, and the suggestion that the proposed arrangement was in the Affected Funds’ best interests and that no viable alternatives existed.

SBFM and CGM do not admit or deny any wrongdoing or liability. The settlement does not establish wrongdoing or liability for purposes of any other proceeding. The SEC censured SBFM and CGM and ordered them to cease and desist from violations of Sections 206(1) and 206(2) of the Advisers Act. The order required Citigroup to pay $208.1 million, including $109 million in disgorgement of profits, $19.1 million in interest, and a civil money penalty of $80 million. Approximately $24.4 million has already been paid to the Affected Funds, primarily through fee waivers. The remaining $183.7 million, including the penalty, has been paid to the U.S. Treasury and will be distributed pursuant to a plan submitted for the approval of the SEC. The order also required that transfer agency fees received from the Affected Funds since December 1, 2004, less certain expenses, be placed in escrow and provided that a portion of such fees might be subsequently distributed in accordance with the terms of the order. On April 3, 2006, an aggregate amount of approximately $9 million held in escrow was distributed to the Affected Funds.

The order required SBFM to recommend a new transfer agent contract to the Affected Funds’ boards within 180 days of the entry of the order; if a Citigroup affiliate submitted a proposal to serve as transfer agent or sub-transfer agent, SBFM and CGM would have been required, at their expense, to engage an independent

Legg Mason Western Asset Municipal High Income Fund 2010 Annual Report	35

monitor to oversee a competitive bidding process. On November 21, 2005, and within the specified time-frame, the Affected Funds’ boards selected a new transfer agent for the Affected Funds. No Citigroup affiliate submitted a proposal to serve as transfer agent. Under the order, SBFM also must comply with an amended version of a vendor policy that Citigroup instituted in August 2004.

Although there can be no assurance, LMPFA does not believe that this matter will have a material adverse effect on the Affected Funds.

On December 1, 2005, Citigroup completed the sale of substantially all of its global asset management business, including SBFM, to Legg Mason.

On May 12, 2010, the SEC approved the disbursement of approximately $108.6 million previously paid to the U.S. Treasury, reflecting the disgorgement of Citigroup’s profits, plus interest. On May 26, 2010, these amounts were disbursed to the Affected Funds pursuant to a Plan of Distribution approved by the SEC. The Fund has received $185,160, $68,847, $10,094 and $15 for Classes A, B, C and I respectively, related to this distribution. All other amounts not previously distributed were retained by the U.S. Treasury.

10. Legal matters

Beginning in May 2004, class action lawsuits alleging violations of the federal securities laws were filed against CGM, a former distributor of the Fund, and other affiliated funds (collectively, the “Funds”) and a number of its then affiliates, including SBFM and Salomon Brothers Asset Management Inc. (“SBAM”), which were then investment adviser or manager to certain of the Funds (the “Managers”), substantially all of the mutual funds then managed by the Managers (the “Defendant Funds”), and Board members of the Defendant Funds (collectively, the “Defendants”). The complaints alleged, among other things, that CGM created various undisclosed incentives for its brokers to sell Smith Barney and Salomon Brothers funds. In addition, according to the complaints, the Managers caused the Defendant Funds to pay excessive brokerage commissions to CGM for steering clients towards proprietary funds. The complaints also alleged that the Defendants breached their fiduciary duty to the Defendant Funds by improperly charging Rule 12b-1 fees and by drawing on fund assets to make undisclosed payments of soft dollars and excessive brokerage commissions. The complaints also alleged that the Defendant Funds failed to adequately disclose certain of the allegedly wrongful conduct. The complaints sought injunctive relief and compensatory and punitive damages, rescission of the Defendant Funds’ contracts with the Managers, recovery of all fees paid to the Managers pursuant to such contracts and an award of attorneys’ fees and litigation expenses.

On December 15, 2004, a consolidated amended complaint (the “Complaint”) was filed alleging substantially similar causes of action. On May 27, 2005, all of the Defendants filed motions to dismiss the Complaint. On July 26, 2006, the court issued a decision and order (1) finding that plaintiffs lacked standing to sue on behalf of the shareholders of the Funds in which none of the plaintiffs had invested and dismissing those Funds from the case (although stating that they could be brought back into the case if standing as to them could be established), and (2) other than one stayed claim, dismissing all of the causes of action against the remaining Defendants, with prejudice, except for the cause of action under Section 36(b) of the 1940 Act, which the court granted plaintiffs leave to replead as a derivative claim.

On October 16, 2006, plaintiffs filed their Second Consolidated Amended Complaint (“Second Amended Complaint”) which alleges derivative claims on behalf of nine funds identified in the Second Amended Complaint, under Section 36(b) of the 1940 Act, against CAM, SBAM and SBFM as investment advisers to the identified funds, as well as CGM as a distributor for the identified funds (collectively, the “Second Amended Complaint Defendants”). The Fund was not identified in the Second Amended Complaint. The Second Amended Complaint alleges no claims against any of the funds or any of their Board Members. Under Section 36(b), the Second Amended Complaint alleges similar facts and seeks similar relief against the Second Amended Complaint Defendants as the Complaint.

On December 3, 2007, the court granted the Defendants’ motion to dismiss, with prejudice. On January 2, 2008, the plaintiffs filed a notice of appeal to the Second Circuit Court of Appeals. The appeal was fully briefed and oral argument before the U.S. Court of Appeals for the Second Circuit took place on March 5, 2009. The parties currently are awaiting a decision from the U.S. Court of Appeals for the Second Circuit.

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed in the future.

36	Legg Mason Western Asset Municipal High Income Fund 2010 Annual Report

Notes to financial statements (cont’d)

11. Other matters

On or about May 30, 2006, John Halebian, a purported shareholder of Western Asset New York Tax Free Money Market Fund (prior to May 31, 2010, the Fund was known as Western Asset / CitiSM New York Tax Free Reserves, and prior to June 1, 2009, as CitiSM New York Tax Free Reserves), a series of Legg Mason Partners Money Market Trust, formerly a series of Citi Funds Trust III (the “Subject Trust”), filed a complaint in the United States District Court for the Southern District of New York against the independent trustees of the Subject Trust (Elliott J. Berv, Donald M. Carlton, A. Benton Cocanougher, Mark T. Finn, Stephen Randolph Gross, Diana R. Harrington, Susan B. Kerley, Alan G. Merten and R. Richardson Pettit).

The Subject Trust is also named in the complaint as a nominal defendant. The complaint alleges both derivative claims on behalf of the Subject Trust and class claims on behalf of a putative class of shareholders of the Subject Trust in connection with the 2005 sale of Citigroup’s asset management business to Legg Mason and the related approval of new investment advisory agreements by the trustees and shareholders. In the derivative claim, the plaintiff alleges, among other things, that the independent trustees breached their fiduciary duty to the Subject Trust and its shareholders by failing to negotiate lower fees or seek competing bids from other qualified investment advisers in connection with Citigroup’s sale to Legg Mason. In the claims brought on behalf of the putative class of shareholders, the plaintiff alleges that the independent trustees violated the proxy solicitation requirements of the 1940 Act, and breached their fiduciary duty to shareholders, by virtue of the voting procedures, including “echo voting,” used to obtain approval of the new investment advisory agreements and statements made in a proxy statement regarding those voting procedures. The plaintiff alleges that the proxy statement was misleading because it failed to disclose that the voting procedures violated the 1940 Act. The relief sought includes an award of damages, rescission of the advisory agreement, and an award of costs and attorney fees.

In advance of filing the complaint, Mr. Halebian’s lawyers made written demand for relief on the Board of the Subject Trust, and the Board’s independent trustees formed a demand review committee to investigate the matters raised in the demand, and subsequently in the complaint, and recommend a course of action to the Board. The committee, after a thorough review, determined that the independent trustees did not breach their fiduciary duties as alleged by Mr. Halebian, and that the action demanded by Mr. Halebian would not be in the best interests of the Subject Trust. The Board of the Subject Trust (the trustee who is an “interested person” of the Subject Trust, within the meaning of the 1940 Act, having recused himself from the matter), after receiving and considering the committee’s report and based upon the findings of the committee, subsequently also determined and, adopting the recommendation of the committee, directed counsel to move to dismiss Mr. Halebian’s complaint. A motion to dismiss was filed on October 23, 2006. Opposition papers were filed on or about December 7, 2006. The complaint was dismissed on July 31, 2007. Mr. Halebian filed an appeal in the U.S. Court of Appeals for the Second Circuit. On December 29, 2009, the U.S. Court of Appeals for the Second Circuit reserved judgment after determining that the propriety of the district court’s dismissal depended upon an unsettled question of Massachusetts state law regarding the statute governing derivative proceedings was better addressed by a Massachusetts court and certified the question to the Massachusetts Supreme Judicial Court. On August 23, 2010, the Massachusetts Supreme Judicial Court answered the certified question, concluding that a derivative action must be dismissed under applicable state law following a corporation’s independent determination, made in good faith and after reasonable inquiry, that maintenance of the derivative proceeding is not in the best interests of the corporation, regardless whether the derivative complaint has been filed before or after the corporation’s rejection of the shareholder’s demand. The answer will be conveyed to the U.S. Court of Appeals for the Second Circuit and the parties await a decision of that Court.

Legg Mason Western Asset Municipal High Income Fund 2010 Annual Report	37

Report of independent registered public accounting firm

The Board of Trustees and Shareholders

Legg Mason Partners Income Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Legg Mason Western Asset Municipal High Income Fund (formerly Legg Mason Partners Municipal High Income Fund), a series of Legg Mason Partners Income Trust, as of July 31, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2010, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Legg Mason Western Asset Municipal High Income Fund as of July 31, 2010, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

September 24, 2010

38	Legg Mason Western Asset Municipal High Income Fund

Additional information (unaudited)

Information about Trustees and Officers

The business and affairs of Legg Mason Western Asset Municipal High Income Fund (formerly known as Legg Mason Partners Municipal High Income Fund) (the “Fund”) are conducted by management under the supervision and subject to the direction of its Board of Trustees. The business address of each Trustee is c/o R. Jay Gerken, 620 Eighth Avenue, New York, New York 10018. Information pertaining to the Trustees and officers of the Fund is set forth below.

The Statement of Additional Information includes additional information about Trustees and is available, without charge, upon request by calling Funds Investor Services at 1-800-822-5544 or Institutional Shareholder Services at 1-888-425-6432.

Independent Trustees†:

Elliott J. Berv

Year of birth	1943
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1989
Principal occupation(s) during past five years	President and Chief Executive Officer, Catalyst (consulting) (since 1984); formerly, Chief Executive Officer, Rocket City Enterprises (media) (2000 to 2005)
Number of funds in fund complex overseen by Trustee	59
Other board memberships held by Trustee during past five years	World Affairs Council (since 2009); formerly, Board Member, American Identity Corp. (doing business as Morpheus Technologies) (biometric information management) (2001 to 2008); formerly, Director, Lapoint Industries (industrial filter company) (2002 to 2007); formerly, Director, Alzheimer’s Association (New England Chapter) (1998 to 2008)

A. Benton Cocanougher

Year of birth	1938
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1991
Principal occupation(s) during past five years	Retired; Dean Emeritus and Professor Emeritus, Texas A&M University (since 2008); Interim Dean, George Bush School of Government and Public Service, Texas A&M University (2009 to 2010); A.P. Wiley Professor, Texas A&M University (2001 to 2008); Interim Chancellor, Texas A&M University System (2003 to 2004); Dean of the Mays Business School, Texas A&M University (1987 to 2001)
Number of funds in fund complex overseen by Trustee	59
Other board memberships held by Trustee during past five years	Formerly, Director, First American Bank, Texas (1994 to 1999); formerly, Director, Randle Foods, Inc. (1991 to 1999); formerly, Director, Petrolon, Inc. (engine lubrication products) (1991 to 1994)

Jane F. Dasher

Year of birth	1949
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1999
Principal occupation(s) during past five years	Chief Financial Officer, Korsant Partners, LLC (a family investment company) (since 1997)
Number of funds in fund complex overseen by Trustee	59
Other board memberships held by Trustee during past five years	None

Legg Mason Western Asset Municipal High Income Fund	39

Independent Trustees cont’d

Mark T. Finn

Year of birth	1943
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1989
Principal occupation(s) during past five years	Adjunct Professor, College of William & Mary (since 2002); Chairman, Chief Executive Officer and Owner, Vantage Consulting Group, Inc. (investment management) (since 1988); Principal/Member, Balvan Partners (investment management) (2002 to 2009)
Number of funds in fund complex overseen by Trustee	59
Other board memberships held by Trustee during past five years	None

Rainer Greeven

Year of birth	1936
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1994
Principal occupation(s) during past five years	Attorney, Rainer Greeven PC (since 1998); President and Director, 62nd Street East Corporation (real estate) (since 2002)
Number of funds in fund complex overseen by Trustee	59
Other board memberships held by Trustee during past five years	Avica, Ltd (industrial and real estate holding) (since 2002)

Stephen R. Gross

Year of birth	1947
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1986
Principal occupation(s) during past five years	Chairman, HLB Gross Collins, P.C. (accounting and consulting firm) (since 1974); Executive Director of Business Builders Team, LLC (since 2005); formerly, Managing Director, Fountainhead Ventures, L.L.C. (technology accelerator) (1998 to 2003)
Number of funds in fund complex overseen by Trustee	59
Other board memberships held by Trustee during past five years	Director, Andersen Calhoun (assisted living) (since 1987); formerly, Director, United Telesis, Inc. (telecommunications) (1997 to 2002); formerly, Director, ebank Financial Services, Inc. (1997 to 2004)

Richard E. Hanson, Jr.

Year of birth	1941
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1985
Principal occupation(s) during past five years	Retired; formerly Headmaster, The New Atlanta Jewish Community High School, Atlanta, Georgia (1996 to 2000)
Number of funds in fund complex overseen by Trustee	59
Other board memberships held by Trustee during past five years	None

40	Legg Mason Western Asset Municipal High Income Fund

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Independent Trustees cont’d

Diana R. Harrington

Year of birth	1940
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1992
Principal occupation(s) during past five years	Babson Distinguished Professor of Finance, Babson College (since 1992)
Number of funds in fund complex overseen by Trustee	59
Other board memberships held by Trustee during past five years	None

Susan M. Heilbron

Year of birth	1945
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1994
Principal occupation(s) during past five years	Retired; formerly, President, Lacey & Heilbron (communications consulting) (1990 to 2002); formerly, General Counsel and Executive Vice President, The Trump Organization (1986 to 1990); formerly, Senior Vice President, New York State Urban Development Corporation (1984 to 1986)
Number of funds in fund complex overseen by Trustee	59
Other board memberships held by Trustee during past five years	Formerly, Director, Lincoln Savings Bank, FSB (1991 to 1994); formerly, Director, Trump Shuttle, Inc. (air transportation) (1989 to 1990); formerly, Director, Alexander’s Inc. (department store) (1987 to 1990)

Susan B. Kerley

Year of birth	1951
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1992
Principal occupation(s) during past five years	Investment Consulting Partner, Strategic Management Advisors, LLC (investment consulting) (since 1990)
Number of funds in fund complex overseen by Trustee	59
Other board memberships held by Trustee during past five years	Director and Trustee (since 1990) and Chairman (since 2005) of various series of MainStay Family of Funds (66 funds)

Alan G. Merten

Year of birth	1941
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1990
Principal occupation(s) during past five years	President, George Mason University (since 1996)
Number of funds in fund complex overseen by Trustee	59
Other board memberships held by Trustee during past five years	Director, Cardinal Financial Corporation (since 2006); Trustee, First Potomac Realty Trust (since 2005); formerly, Director, Xybernaut Corporation (information technology) (2004 to 2006); formerly, Director, Digital Net Holdings, Inc. (2003 to 2004); formerly, Director, Comshare, Inc. (information technology) (1985 to 2003)

Legg Mason Western Asset Municipal High Income Fund	41

Independent Trustees cont’d

R. Richardson Pettit

Year of birth	1942
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1990
Principal occupation(s) during past five years	Retired; formerly, Duncan Professor of Finance, University of Houston (1977 to 2006); previous academic or management positions include: University of Washington, University of Pennsylvania and Purdue University
Number of funds in fund complex overseen by Trustee	59
Other board memberships held by Trustee during past five years	None
Interested Trustee and Officer:

R. Jay Gerken, CFA[3]

Year of birth	1951
Position(s) with Trust	Trustee, President, Chairman and Chief Executive Officer
Term of office[1] and length of time served[2]	Since 2002
Principal occupation(s) during past five years	Managing Director of Legg Mason & Co., LLC (“Legg Mason & Co.”) (since 2005); Officer and Trustee/Director of 147 funds associated with Legg Mason Partners Fund Advisor, LLC (“LMPFA”) or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006); President and Chief Executive Officer (“CEO”) of LMPFA (since 2006); President and CEO of Smith Barney Fund Management LLC (“SBFM”) and Citi Fund Management, Inc. (“CFM”) (formerly registered investment advisers) (since 2002); formerly, Chairman, President and CEO, Travelers Investment Adviser Inc. (prior to 2005)
Number of funds in fund complex overseen by Trustee	134
Other board memberships held by Trustee during past five years	Former Trustee, Consulting Group Capital Markets Funds (11 funds) (prior to 2006)
Additional Officers:

Ted P. Becker Legg Mason 620 Eighth Avenue, New York, NY 10018

Year of birth	1951
Position(s) with Trust	Chief Compliance Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Director of Global Compliance at Legg Mason (since 2006); Chief Compliance Officer of LMPFA (since 2006); Managing Director of Compliance of Legg Mason & Co. (since 2005); Chief Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006)

42	Legg Mason Western Asset Municipal High Income Fund

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Additional Officers cont’d

John Chiota Legg Mason 100 First Stamford Place, Stamford, CT 06902

Year of birth	1968
Position(s) with Trust	Chief Anti-Money Laundering Compliance Officer and Identity Theft Prevention Officer
Term of office[1] and length of time served[2]	Since 2007 and 2008
Principal occupation(s) during past five years	Identity Theft Prevention Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2008); Chief Anti-Money Laundering Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006); Vice President of Legg Mason & Co. (since 2006) and Legg Mason & Co. predecessors (prior to 2006); formerly, Chief Anti-Money Laundering Compliance Officer of TD Waterhouse (prior to 2004)

Robert I. Frenkel Legg Mason 100 First Stamford Place, Stamford, CT 06902

Year of birth	1954
Position(s) with Trust	Secretary and Chief Legal Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Vice President and Deputy General Counsel of Legg Mason (since 2006); Managing Director and General Counsel of Global Mutual Funds for Legg Mason & Co. (since 2006) and Legg Mason & Co. predecessors (since 1994); Secretary and Chief Legal Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006)

Thomas C. Mandia Legg Mason 100 First Stamford Place, Stamford, CT 06902

Year of birth	1962
Position(s) with Trust	Assistant Secretary
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Managing Director and Deputy General Counsel of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005); Secretary of LMPFA (since 2006); Assistant Secretary of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006); Secretary to SBFM and CFM (since 2002)

Kaprel Ozsolak Legg Mason 55 Water Street, New York, NY 10041

Year of birth	1965
Position(s) with Trust	Chief Financial Officer
Term of office[1] and length of time served[2]	Since 2010
Principal occupation(s) during past five years	Director of Legg Mason & Co. (since 2005); Chief Financial Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2010) and Legg Mason & Co. predecessors (prior to 2005); formerly, Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (prior to 2010) and Legg Mason & Co. predecessors (prior to 2005); formerly, Controller of certain mutual funds associated with Legg Mason & Co. predecessors (prior to 2004)

Legg Mason Western Asset Municipal High Income Fund	43

Additional Officers cont’d

David Castano Legg Mason 55 Water Street, New York, NY 10041

Year of birth	1971
Position(s) with Trust	Treasurer
Term of office[1] and length of time served[2]	Since 2010
Principal occupation(s) during past five years	Vice President of Legg Mason & Co. (since 2008); Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2010); formerly, Controller of certain mutual funds associated with Legg Mason & Co. or its affiliates (prior to 2010); formerly, Assistant Treasurer of Lord Abbett mutual funds (prior to 2006); formerly, Supervisor at UBS Global Asset Management (prior to 2004)

Jeanne M. Kelly Legg Mason 620 Eighth Avenue, New York, NY 10018

Year of birth	1951
Position(s) with Trust	Senior Vice President
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Senior Vice President of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2007); Senior Vice President of LMPFA (since 2006); Managing Director of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005)

†	Trustees who are not “interested persons” of the Fund within the meaning of section (a)(19) of the 1940 Act.

[1]	Each Trustee and officer serves until his or her respective successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.

[2]	Indicates the earliest year in which the Trustee became a board member for a fund in the Legg Mason fund complex or the officer took such office.

[3]	Mr. Gerken is an “interested person” of the Fund, as defined in the 1940 Act, because of his position with LMPFA and/or certain of its affiliates.

44	Legg Mason Western Asset Municipal High Income Fund

Important tax information (unaudited)

The following information is provided with respect to the distributions paid during the taxable year ended July 31, 2010:

Record date	Daily	Daily	Daily
Payable date	August 2009 - November 2009	December 2009	January 2010 - July 2010
Tax-exempt interest	100.00%	99.60%	100.00%
Ordinary income	—	0.40%*	—

The following information is applicable to non-U.S. resident shareholders:

*	All of the ordinary income distributions paid by the Fund represent Qualified Net Interest Income and Qualified Short-Term Gain eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations.

Please retain this information for your records.

Legg Mason Western Asset

Municipal High Income Fund

Trustees

Elliott J. Berv

A. Benton Cocanougher

Jane F. Dasher

Mark T. Finn

R. Jay Gerken, CFA

Chairman

Rainer Greeven

Stephen R. Gross

Richard E. Hanson, Jr.

Diana R. Harrington

Susan M. Heilbron

Susan B. Kerley

Alan G. Merten

R. Richardson Pettit

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadviser

Western Asset Management Company

Distributor

Legg Mason Investor Services, LLC

Custodian

State Street Bank and Trust Company

Co-Transfer agents

Boston Financial Data Services Inc.

2000 Crown Colony Drive

Quincy, MA 02169

BNY Mellon Asset Servicing

4400 Computer Drive

Westborough, MA 01581

Independent registered public accounting firm

KPMG LLP

345 Park Avenue

New York, NY 10154

Legg Mason Western Asset Municipal High Income Fund

The Fund is a separate investment series of Legg Mason Partners Income Trust, a Maryland statutory trust.

Legg Mason Western Asset Municipal High Income Fund

Legg Mason Funds

55 Water Street

New York, NY 10041

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call Funds Investor Services at 1-800-822-5544 or Institutional Shareholder Services at 1-888-425-6432.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling Funds Investor Services at 1-800-822-5544 or Institutional Shareholder Services at 1-888-425-6432, (2) on the Fund’s website at www.leggmason.com/individualinvestors and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of Legg Mason Western Asset Municipal High Income Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a current prospectus.

Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com/individualinvestors

© 2010 Legg Mason Investor Services, LLC

Member FINRA, SIPC

Privacy policy

We are committed to keeping nonpublic personal information about you secure and confidential. This notice is intended to help you understand how we fulfill this commitment. From time to time, we may collect a variety of personal information about you, including:

•	Information we receive from you on applications and forms, via the telephone, and through our websites;

•	Information about your transactions with us, our affiliates, or others (such as your purchases, sales, or account balances); and

•	Information we receive from consumer reporting agencies.

We do not disclose nonpublic personal information about our customers or former customers, except to our affiliates (such as broker-dealers or investment advisers within the Legg Mason family of companies) or as is otherwise permitted by applicable law or regulation. For example, we may share this information with others in order to process your transactions or service an account. We may also provide this information to companies that perform marketing services on our behalf, such as printing and mailing, or to other financial institutions with whom we have joint marketing agreements. When we enter into such agreements, we will require these companies to protect the confidentiality of this information and to use it only to perform the services for which we hired them.

With respect to our internal security procedures, we maintain physical, electronic, and procedural safeguards to protect your nonpublic personal information, and we restrict access to this information.

If you decide at some point either to close your account(s) or become an inactive customer, we will continue to adhere to our privacy policies and practices with respect to your nonpublic personal information.

NOT PART OF THE ANNUAL REPORT

At Legg Mason, we’ve assembled a collection of experienced investment management firms and empowered each of them with the tools, the resources and, most importantly, the independence to pursue the strategies they know best.

•	Each was purposefully chosen for their commitment to investment excellence.

•	Each is focused on specific investment styles and asset classes.

•	Each exhibits thought leadership in their chosen area of focus.

Together, we’ve built a powerful portfolio of solutions for financial advisors and their clients. And it has made us a world leader in money management.*

*	Ranked 11th-largest money manager in the world, according to Pensions & Investments, June 28, 2010 based on 12/31/09 worldwide assets under management.

www.leggmason.com/individualinvestors

©2010 Legg Mason Investor Services, LLC Member FINRA, SIPC

FD0427 9/10 SR10-1190

NOT PART OF THE ANNUAL REPORT

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the registrant has determined that Stephen R. Gross the Chairman of the Board’s Audit Committee and Jane F. Dasher, possess the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as “audit committee financial experts,” and have designated Mr. Gross and Ms. Dasher as the Audit Committee’s financial experts. Mr. Gross and Ms. Dasher are “independent” Trustees pursuant to paragraph (a) (2) of Item 3 to Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees. The aggregate fees billed in the last two fiscal years ending July 31, 2009 and July 31, 2010 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $201,170 in 2009 and $212,400 in 2010.

b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $12,900 in 2009 and $0 in 2010. These services consisted of procedures performed in connection with the Re-domiciliation of the various reviews of Prospectus supplements, and consent issuances related to the N-1A filings for the Legg Mason Partners Income Trust.

In addition, there were no Audit-Related Fees billed in the Reporting Period for assurance and related services by the Auditor to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Legg Mason Partners Income Trust (“service affiliates”), that were reasonably related to the performance of the annual audit of the service affiliates. Accordingly, there were no such fees that required pre-approval by the Audit Committee for the Reporting Periods.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $18,200 in 2009 and $0 in 2010. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d) All Other Fees. There were no other fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) for the Item 4 for the Legg Mason Partners Income Trust.

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisors, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Legg Mason Partners Income Trust requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre–approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Legg Mason Partners Income Trust, the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 100% for 2009 and 2010; Tax Fees were 100% and 100% for 2009 and 2010; and Other Fees were 100% and 100% for 2009 and 2010.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Legg Mason Partners Income Trust, LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Legg Mason Partners Income Trust during the reporting period were $0 in 2010.

(h) Yes. Legg Mason Partners Income Trust’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Legg Mason Partners Income Trust or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

a) The independent board members are acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act .The Audit Committee consists of the following Board members:

Elliott J. Berv

A. Benton Cocanougher

Jane F. Dasher

Mark T. Finn

Rainer N. K. Greeven

Stephen R. Gross

Richard E. Hanson, Jr.

Diana R. Harrington

Susan M. Heilbron

Susan B. Kerley

Alan G. Merten

R. Richardson Pettit

b) Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF INCOME SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) (1) Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Partners Income Trust

By:	/S/ R. JAY GERKEN
(R. Jay Gerken) Chief Executive Officer of
Legg Mason Partners Income Trust

Date: October 5, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/S/ R. JAY GERKEN
(R. Jay Gerken)
Chief Executive Officer of
Legg Mason Partners Income Trust

Date: October 5, 2010

By:	/S/ KAPREL OZSOLAK
(Kaprel Ozsolak)
Chief Financial Officer of
Legg Mason Partners Income Trust

Date: October 5, 2010